[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Exhibit 10.1

CONTRACT:

"TELEMATIC MONITORING OF CONDEMNED SERVICE"

   GENDARMERIE OF CHILE

    WITH

     "TRACK GROUP CHILE SPA"

In Santiago, Chile, October 18, 2017, appear, on the one hand, Mr. JAIME DAVID ROJAS FLORES, Chilean, identity card number 9.155.944-7, in his capacity of National Director of Gendarmerie of Chile, appears as accredits, Public Service under the Ministry of Justice, both domiciled at Calle Rosas No. 1264, district of Santiago, Metropolitan Region, herein after the "Service", "The Institution" or "Gendarmerie", and, on the other hand, Mr. DIEGO PERALTA VALENZUELA, Chilean, national identity card N ° 5.009.310-7, by profession lawyer, representing, as will be accredited, the company TRACK GROUP CHILE SpA, RUT N ° 76.321.923-2, legal entity of the line of services, both domiciled in Isidora Goyenechea 2800 floor 43, Las Condes, Metropolitan Region, who will henceforth be called the "Contractor" or "The Company"; those who state that they have agreed to the service provision contract that consists of the following:

FIRST: CONTRACTUAL PRECEDENTS-. On November 13, 2013, a first contract of “Telematics Monitoring Condemn Service" was signed between the company SecureAlert (today Track Group Chile SpA), which was approved by Exempt Resolution No. 2445 of November 15 of the same year, contemplating a temporary extension of 41 continuous months from the date in which the administrative act that took reason of the aforementioned contract was fully processed.

On August 7th, 2014, the agreement was signed between the parties amending Convention, which excludes the benefits contained in the primitive contract, the telematic monitoring of the sentence of intensive probation. This amending agreement was approved by the resolution procedure N ° 2019 of August 12 of the same year.

On April 23, 2015, a modification of the contract was signed between the parties in accordance with which the change of the contractor's social reason was made official, modifying the name of SECUREALERT Chile SpA to TRACK GROUP Chile SpA. This contractual modification was approved by resolution procedure N° 866 of May 29, 2015.

On November 19, 2015, the parties signed a new amendment to the contract by which all the initial benefits contemplated by the primitive contract were reinstated, i.e. to their application to the substitute sentence such as the Partial Seclusion and Intensive Probation. This amendment was approved through resolution procedure No. 2211 of December 14, 2015.

SECOND: ADMINISTRATIVE PRECEDENTS-. On October 5, 2012 is dictated the resolution procedure N° 1766 that "offers the call to public bidding and approves administrative and technical bases for the hiring of the service of telematic monitoring of condemned according to requirements indicated" Which gave cause to the tender for public proposals ID 634-66-LP13.

On January 6, 2017, and in order to issue a pronouncement regarding missive from TrackGroup Chile SpA to the Head of the Telematic Monitoring Department, the Head of the Gendarmerie Prosecutor's Office of Chile through the official letter No. 10 concluded that the circumstances of fact and law that modified the contractual execution "must be accounted for the extension of the reckon of that one".

On February 7, 2017, and through Ordinary Letter No. 72, TrackGroup Chile SpA was notified of the circumstance that the date of completion of the execution of the contract for 41 months would correspond to October 17, 2017.

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On October 17, 2017, Resolution No. 321 was issued, which "approves hiring under the modality of direct treatment of the "Telematic Monitoring Service" with Track Group Chile SpA, for the reasons and under the terms set out indicate "covered by the legal grounds that entitle them to proceed through direct treatment, established in Article 10, number 7 letter f, of the DS No. 250 of 2004, of the Ministry of Finance, which establishes the Regulation of Law No. 19.886, on Administrative Contracts of Supply and Provision of Services, rule that provides that direct contracting must proceed: "When, due to the magnitude and importance implied hiring is essential to resort to a particular provider because of the confidence and security that derive from their proven experience in the provision of the required goods or services, and provided that it is reasonably considered that there are no other suppliers that provide such security and trust".

THIRD: TECHNICAL REGULATION OF THE CURRENT CONTRACTING-. In order to ensure the uninterrupted continuity of the telematic monitoring of condemned services that the Company provided until October 17, 2017, this contract will include the standards and technical specifications contained in the document called TECHNICAL CONTRACT ANNEX THROUGH DIRECT TREATMENT OF TELEMATIC MONITORING OF CONDEMNED SERVICE, antecedent that includes pertinent sections of the Technical Bases approved by the Resolution N ° 1766 of October 05, 2012 and that managed in its opportunity the tender for the hiring of the telematic monitoring of condemned service ID 634-66-LP13, which is known from both the parties.

FOURTH: OBJECT AND CHARACTERISTICS OF THE CONTRACTED SERVICE. The company must provide to the institution the Telematic Monitoring of Condemned Service, which includes the following:

The disposition of monitoring software, and the provision, installation, replacement and removal of monitoring devices, training of Gendarmerie personnel, maintenance of the system, the Monitoring Center and the Regional Monitoring Support Center and the maintenance of their equipment, all this according to what is established in the pertinent technical annexes.

The services that are hired must faithfully comply with the requirements contained in the pertinent technical annexes.

FIFTH: CONTRACT PRICE AND METHOD OF PAYMENT OF THE HIRED BENEFIT.

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This being a contract for the provision of services, in the event that the Company records unpaid balances of social security payments or contributions with its current employees or workers hired during the term of the contract, the first payment statements resulting from the contract must be allocated to the payment of those obligations, the Company must certify that all of the obligations are settled upon completion of half of the contract execution period, with a maximum of 6 months.

Gendarmerie shall require the company to proceed to such payments, having submitted the latter, in the middle of the period of execution of the contract, the receipts and forms showing the total fulfillment of the obligation or the certificate of work history and Provisions n ° 30, granted by the management of the work of an antiquity no more than 30 days since its date of issuance.

The failure to comply with these obligations will give right to gendarmerie to terminate the contract prematurely.

It is stated that it does not constitute an obligation of gendarmerie, nor does it assume responsibilities of any kind, if the number of condemned persons to whom the Telematic monitoring service is applied is not produced on the basis of the information entered in the A Technical Nexus "referential projections: Benefits Direct treatment". This without prejudice to differentiated unit prices established previously.

SIXTH: DEADLINE AND EXECUTION OF THE CONTRACT-. In order to ensure the continuity of the telematic monitoring services, this contract will start its validity from the moment of its subscription and will have a duration of 365 consecutive days counted from its subscription, unless at that date Gendarmerie of Chile has not certified the reception of milestone N ° 2 established in section X of the Technical Bases "Implementation of the project" within the framework of the bidding process of the Telematic Monitoring Service for the Convicted with ID / 634-35-LR17, in which case, the validity of the contract will be extended until the certification of that milestone.

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However, the aforementioned reception of the milestone N° 2, will not be verified before the arrival of the 365 days of validity of the contractual link.

Without prejudice to the opportunity of entry into force of this contract, the payments arising from the performance of the benefits contained therein, shall be subject to the opportunity in which it is reasoned and is fully processed the administrative Act which Approves it, which will be posted on the site.

However, the extension of its validity beyond the budget year of 2018, will be subject to the existence of sufficient resources for this purpose, in the respective annual regular budget of the Institution. Therefore, the Gendarmerie of Chile is now authorized to terminate this contract, before the original deadline indicated, invoking as a basis, the lack of sufficient resources in the budget year in question. Said unilateral decision of Gendarmerie does not imply the payment of any amount for any concept other than the payment of the services provided by the Company, until the date indicated in the corresponding notification that, to that effect, practice the Service to make known the circumstance indicated.

Terms of delivery service

The company must deliver the Telematic monitoring service in operation and implemented continuously in 100% from the moment of the subscription of this contract.

It will be the obligation of the Company to make, at the request of the Gendarmerie of Chile, adjustments or improvements to the applications and systems in force on the date of signing the contract and that are destined to the control and follow-up of the substitutive sentence to the privative or restrictive ones of the freedom.

In this sense, and without the following statement being exhaustive, and in exemplary way the contractor may be required to:

1.
Field incorporation in the systems and in the documents that these come.

2.
New functionalities designed to facilitate the operation of the system.

3.
Improvements in the reporting system.

4.
Incorporation of new icons colors tables diagrams and general improvements in the layout and the layers of presentation of the functionalities of the systems.

The requirements of the Gendarmerie must be answered within 48 hours of its formulation. In the response issued by the company, it must decide on the feasibility of developing the requirement and the deadlines committed to execute them, which may not exceed 5 business days. However, in the event that the type of requirement involves a certain technical complexity duly founded, the parties may by mutual agreement agree to a term longer than indicated above.

SEVENTH: THE ESSENTIAL OBLIGATIONS OF THE CONTRACT

Monitoring system

The System must contemplate, as a minimum, the following:

a)
Be able to identify, in real time, the place where the condemned is, establishing the opportune mechanisms of warnings that allow to detect the transfer or breach of the limits established by the judicial authority.

b)
To provide, in a continuous and reliable way, precise information about the location -in coordinates, inside the chilean geography-, where the condemned is found for the case of the intensive probation, or his state (presence or absence in the domicile), for the case of partial seclusion.

c)
Have the necessary mechanisms to detect and report attempts to defraud or falsify the information previously indicated.

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d)
To warn when the condemned is close to passing an area of inclusion, or to enter an area of exclusion, fixed judicially.

e)
Immediately communicate the incidents which, in the sense indicated in previously, are produced; as well as to communicate the warnings to the competent personnel for the control of the condemned, to all the persons deemed appropriate, by any means of communication of the system.

f)
The provider system must be in a web site, allowing remote users authorized by the Gendarmerie, to access the location information of the convicted person and/or the victim.

g)
The company must deliver the network architecture of the telematic monitoring system and, in particular, detail the connectivity parameters at the network level of the different stages that make up the solution and the information security aspects, such as rules and filters Access at the level of firewalls that will protect the system from intruders and attacks. The Company must provide the necessary hardware and software to do so. In addition, it must include the necessary means for the tasks of backup and recovery of the system.

h)
The solution should allow for uninterrupted operation 24 hours a day, every day of the year. It is essential that mechanisms are considered to ensure the operational continuity of the service, which should be described by the Company in the topology of the system, according to the services available. To ensure this high availability, the architecture must contain as many redundant elements as necessary, both at the software and hardware level (power supplies, fans, mirrored arrays of disks, data links, etc).

i)
The system must handle and allow a capacity of 10,000 users to be monitored simultaneously. "Loosely" means that the processing, memory and data storage resources are under 70% utilization.

j)
The software must be configurable, allowing the administrators to modify the status of the warnings generated by the devices.

k)
The software system interface will always be in Spanish.

l)
The applications of the software will allow the hierarchy of user levels and management, through at least the following profiles:

●
Operative user

●
Super administrator user

m)
It will generate work orders, manage and schedule the installations, etc., in order to coordinate the installation, removal and technical support activities of the devices.

n)
It will allow managing all the events that occur, with the purpose of keeping a control over them and being able to make statistics on the information generated from the monitoring, accessing all the variables that the system delivers.

o)
It will allow the administrative management of the monitoring service. This tool will be able to handle accounting aspects regarding facilities, uninstallations, replacements, such as the operation of the Monitoring Center itself.

p)
The system will give full support to all the functionalities that arise from the process diagrams, according to the respective technical annexes.

q)
The system will offer, within its functionalities, the creation of dynamic reports, according to the needs of the Service, among them:

q.1)
Statistical Reports.

●
Event log: summary report with what happened during the previous night, indicating the warnings (pre-alarms and alarms) produced. All this must be indicated with the time of occurrence, convicted involved and victim (if it is applicable).

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●
Summary of convicts who registered warnings, separated according to the type of sentence (Partial Seclusion or Intensive probation).

●
Convicts in valid status in the system.

●
Convicts who registered alerts.

●
Individual report of convicts subject to night detention, who must detail the time of entry, time of departure and alerts.

●
Individual report of convicts with monitoring in exclusion zones, which should include surveillance route and alerts.

In addition, the reports in question will include bar, line and circular graphs, with individual and aggregated data. The report will be able to be exported to standard formats, such as Excel, PDF, Word, etc.

q.2)
Administrative reports

As indicated above, the system will allow extracting reports of an administrative nature, such as:

a)
List of installations carried out.

b)
List of uninstallations made.

c)
List of monthly visits of preventive and corrective maintenance, made to the Monitoring Center.

d)
List of relevant warnings for the period.

e)
List of developed training services.

f)
List of other relevant activities not included in the above and that are part of the obligations established in these terms.

g)
 Devices in a state of validity in the system.

The functionalities indicated in letters m), n) and o) above will be operated by both Monitoring Centers and by the Social Rehabilitation Centers of the country.

The Company will develop applications that aim to improve processes and interoperate with other computer systems, corporate or external, in case the Gendarmerie requests it for better functioning of the telematics monitoring service.

Service coverage.

It corresponds to the percentage of the national territory covered by the cellular mobile data network, with map mapping, at the level of street names and number of addresses. It is required that the system contemplates, regardless of the percentage, coverage in all the communes of the country (currently 346).

Level of service committed to the availability of the monitoring system.

It corresponds to the percentage of minutes available per year of the solution committed by the Company, that is, the state in which the system is able to monitor all the installed hardware and software functionalities, including the necessary telecommunications. The remaining minutes of non-availability (difference between 100% and the percentage of availability) will be considered as minutes per year destined for scheduled work for maintenance and updating of the system, in which an interruption of the monitoring service is required.

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The Company presents a solution with an availability of at least 99.7% of the available minutes per year. This implies that on a monthly basis, the Company cannot accumulate more than 120 minutes dedicated to programmed work that implies unavailability of the monitoring service. Each scheduled work must mean less than 15 continuous minutes of unavailability of the monitoring system. Scheduled works must be authorized by the Gendarmerie and carried out preferably during the maintenance window schedule. The maintenance window should go from 3:00 PM to 8:00 PM. The authorization of the programmed works must be requested, presented in writing, 48 hours in advance, a work plan to the Department of Telematic Monitoring, clearly indicating:

a.
Name, national identity card (or passport), position, company, contact telephone number and email address of the engineers and / or technicians responsible for the scheduled work.

b.
Objective of the scheduled work.

c.
Scope of scheduled work, indicating which stage of the whole system affects.

d.
Start time and end of scheduled work.

e.
System unavailability time during scheduled work.

f.
Actions of return back (rollback).

It is the responsibility of the supplier company to coordinate this information with the subcontractor companies so that Gendarmerie of Chile is opportunely informed with respect to the programmed works. The breach of the service level of the monitoring system implies the collection of fines to the supplier company, in accordance with the relevant provisions of this contract.

Data Center

The Company has a certified Data Center to install its processing servers and the necessary databases. Said Data Center will communicate with the Monitoring Centers through a data transport network supported with quality of service, for example: transport network with MPLS (Multiprotocol Label Switching) or its equivalent, for example, IBM Cloud, used for the operation of the previous contract. This transport network must allow communication between the wireless data network, the Monitoring Centers, the Data Center, the Gendarmerie data backbone and the data backbone of Carabineros of Chile and / or the Chilean Investigation Police, if that corresponded. All the required inputs (routers, switches, wiring, labeling, lease of links, etc.) to achieve this communication will be of the Company's cost.

Data Center Certifications

Certification will be in compliance with international standards, understood as those specified in North American or European standards.

The Company has its own or outsourced Data Center, which, at least, has the following certifications:

a) Structured wiring.

b) Energy backup system.

c) Fire protection system.

d) Climate system.

e) Grounding system.

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Data Center hardware and software specifications.

The following is a list of the minimum elements that the Company has in the architecture for the Data Center processing and database racking equipment:

a)
Monitoring servers with their respective licenses, with exclusive dedication to the monitoring system. The shared use of servers with third parties, or the virtualization of servers is not allowed.

b)
Software with the monitoring server applications and their respective licenses.

c)
Database engine software with their respective licenses.

d)
Database system with mirrored disk arrays.

e)
Hardware required for data connectivity with redundant links that allow access to the Gendarmerie data processing, database and backbone servers. The routers and connectivity configuration services, as well as the enabling and laying of cables, fibers, connectors, etc., will be the responsibility of the Company.

f)
Hardware and software of firewalls that allow defining a safe zone through security policies.

The high availability of the architecture contains as many redundant elements as necessary, at the software and hardware level.

Renewal of hardware equipment installed in Data Center

The Company will replace, if necessary due to failure or obsolescence, the equipment to guarantee the operational continuity of the contracted service, a situation that will not represent any cost for Gendarmerie of Chile.

Encryption of information.

The Company will indicate the encryption levels of its solution, between the devices and the monitoring system. The contractor is required to present at least the level of encryption of the device in the air channel.

Backups

It will be the obligation of the Company to maintain permanent backups of the database that generates the telematic monitoring service and deliver daily copies to the Gendarmerie.

Obligation of maintenance and periodic update of the Local Database

The Chilean Gendarmerie will have a Local Database hosted in its own dependencies destined to the storage of all the information generated by the Telematic Monitoring System.

The Company must ensure the historical update of the information contained in the Database that the Gendarmerie of Chile has throughout the term of this contract. The aforementioned updating process will be carried out every two months and will be required by the Telematic Monitoring Department within 30 calendar days following the expiration of the respective due time.

Once the date of termination of the contract has arrived, the Company will have 30 consecutive days to accredit the total update of the Database with all the accumulated historical information, that is, the one that was accumulated in the Database at the beginning of the services, as well as the IFT and Trackerpal systems, in monitoring the penalties that to date are controlled until the end of this contract.

For purposes of proving that the process of updating the Database is complete in the sense that it contains all the information required, the company must provide a database of its own to which Gendarmerie of Chile can only access to make inquiries.

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In the event that the Chilean Gendarmerie verifies breaches and / or delays in the established obligations, it will be subject to the provisions of Article 10º of this contract.

Telematic Monitoring Devices

-Monitoring device for Condemned.

The devices for telematic monitoring have the following fundamental characteristics:

a. The device identifies the condemned person unequivocally in the monitoring system.

b. The device reflects the convict’s position, either in the form of coordinates or in the form of presence or absence within a specific geographic area, according to the streets to be completed. There are areas of inclusion that will restrict the displacement and permanence of the convicted person in his home during predefined times judicially in the case of the penalty of partial imprisonment.

c. The monitoring devices are easy to install and adjust and are equipped with a manipulation detection mechanism, which is able to verify this type of events and transmit them to the Monitoring Centers. Any attempt to mismanage, attempt to discard it, open the box containing the receiver, physical damage to the equipment and improper removal of the device or tracking unit, which does not allow the optimal functioning of the telematic monitoring service, is "manipulation".

d. The data transmitted by the solution must, in turn, be transferred to the Monitoring Centers by means of a communication system, allowing this transfer in an autonomous manner, at least every 2 minutes, being able to be configured remotely so that this transfer can be done in a greater or lesser time, according to the needs of Gendarmerie.

e. The solution is able to configure a parameter that will establish the maximum distance or the measured radius from the location of the device or tracking and receiving unit, to which the condemned can go. This value must be configurable through the programming made from the Monitoring Center.

In the case of the sentence of Intensive probation, the margin of error of measurement, between the real location of the prisoner monitored and the coordinates sent by the device, must be less than 24 meters.

f. In the case that the means of transport of the location data of the convicted person is the mobile telephone network, the solution must consider the CELL-ID information or identifier of the cellular telephone base station to which the convicted person is connected. The Company must provide a visualization system that allows identifying, in a map, the approximate location of the convicted person.

g. Those devices that are in permanent contact with the body of the condemned will be hypoallergenic and resistant to water, at high operational temperatures, changes in temperature, humidity and extreme conditions.

h. Likewise, the transmitting device will comply with the maximum electric field levels allowed by the Sub-secretariat of Telecommunications (SUBTEL), in a way to not generate relevant interferences with other electronic and / or telecommunications devices.

i. The device, in conjunction with the software system, will be able to autogenerate different levels of warnings in real time, both from entry into exclusion zones, and from exits from inclusion zones, as well as the pre-exclusion zones that allow generating pre-alarms, which should, if necessary, be able to be determined remotely.

k. It must also allow bidirectional communication between the convicted person and the Monitoring Centers through the unit itself and/or an additional device, which must be carried by the condemned. This communication channel will be used to transmit warnings from the Monitoring Centers.

l. The device in conjunction with the software system must contemplate a mechanism of conservation and recovery of information in case of failures.

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m. The device must have an autonomous power supply system, information on the battery's state of charge and alert to the Monitoring Centers when the battery's charge status is low.

n. The device, in conjunction with the software system, must transmit alerts to the Monitoring Centers when the convicted person transgresses the limits established in the sentence for their displacement or those limits established in the Gendarmerie action protocols to avoid potential rupture of the sentence.

Device for the victim.

In addition to the characteristics mentioned above, the device for the victim will consider, in accordance with article 23 bis of Law No. 18,216, the following minimum technical requirements:

a.
Allow in the monitoring system, unequivocally, the knowledge of the location of the victim communicating its position to the Monitoring Center, when it is noticed the proximity with the condemned, according to pre-established parameters.

b.
The device, in conjunction with the software system, must allow knowledge of the victim's location within the national territory and communication of its position to the Monitoring Center, through some technological means, its combination or any other development that improve its functionality.

c.
Allow bidirectional communication between the victim and the Monitoring Centers. Allow the system to emit a perceptible signal in the Monitoring Centers in case of proximity between the convicted person and the victim.

The devices to be installed in the home of the convicted person, the body of the convicted person and / or the victim, use a wireless data transport network to communicate with the Monitoring Centers. In case of using the GPS cellular data network, a dedicated APN should be created in the Core MPBN of the mobile operator associated with the Company and have at least one level of data encryption, either at the device level and / or in the communication channel and / or end-to-end encryption etc. The Company will detail its security levels throughout the communication section.

Installation, support and removal of devices.

An integral solution will be provided to achieve the proposed objectives, considering the certification of technical feasibility, installation, technical support and removal of the monitoring devices, together with the Gendarmerie, throughout the national territory. This service must consider, at least:

a. - The "technical feasibility certification", which consists in the issuance of a document, to be called the "technical feasibility certificate", which indicates the possibility of supervising the convicted person through the telematic monitoring system to be hired. In case the result is negative, said certificate must be founded.

b. - The supply, installation and removal of the devices required for the implementation of the system, in time and form, in accordance with the requirements of Gendarmerie of Chile.

c. - Provide permanent technical support, remotely, through professional support for failures that arise in the manipulation of devices. If a solution of the damage is not possible, the supplier company must proceed to perform the repairs in person.

For the installation process of the device, the provider will be accompanied by an official to be designated by Gendarmerie. In the case of the sentence of partial seclusion, if required, in accordance with the available technology, perform an installation in the home of the convicted, the company must provide the necessary transportation to mobilize its staff with the Gendarmerie official from the Center of Social Reintegration, up to the domicile of the convicted person and from the latter to the Center for Social Reintegration. The costs associated with this transport will be charged to the company providing the telematic monitoring service.

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The benefits referred to in this contract are developed in the processes contained in the following flow diagrams, incorporated as technical annexes to this instrument:

For the installation of each device:

1. - Technical Annex "Application process and technical feasibility analysis for installation of telematic monitoring device".

2. - Technical Annex "Process of installing a telematic monitoring device in the home of a convicted person".

3. - Technical Annex "Process of Installation of telematic monitoring device to the victim".

To control compliance with the sentence:

1. - Technical annex "Process of control of the sentence of partial seclusion".

2. - Technical Annex "Process of control of the sentence of intensive probation".

3. - Technical Annex "Process of control of the termination of monitoring and removal of devices".

Maximum time of response

The Company compromises to give a response time to provide technical assistance (installation, uninstallation, replacement of devices and technical support in case of failure) of 48 hours, in the national territory. Regarding the report of the technical feasibility report certification, the Company must evacuate it within 24 hours counted from the request formulated by the Gendarmerie of Chile.

Hardware and software from the Monitoring Center and the Regional Support Center.

The company must permanently provide and maintain the necessary technology and hardware, equipment, licenses and data link to perform the telematic monitoring functions of condemned and victim. The Monitoring center, for 25 operators and 3 supervisors, and the Regional support Centre for 12 operators must be maintained.

Computers for Operators

In order to administer and operate the system efficiently, Gendarmerie will make available permanently 25 personal computers (PCs) for the Monitoring Center and 12 personal computers for the Regional Support Center, all of them with 4 GB in RAM. With HD monitors, 1 Terabytes minimum, with 10/100/1000 Ethernet network card, optical mouse, high performance graphics card not integrated to motherboard and independent memory, keyboard and DVD recorder for operators connected to the system of telematic monitoring and 3 similar computers for supervisors in the Monitoring Center. Each computer should have 2 monitors with a viewing area of not less than 19 inches each. The capacity and speed of the processor must be at least three times the minimum required by the system.

The Gendarmerie of Chile may require that the Company provide maintenance, technical services, replacement in case of failure and/or obsolescence of the equipment referred to in the previous paragraph. The replacement should consider all the hardware facilities that are deemed convenient to make the task of the operators more efficient and effective, with the necessary space in their hardware, incorporating Windows operating system, Microsoft desktop software (Word, Excel and Outlook). Updateable anti-virus software should be included. All these softwares must be installed with their respective license.

Likewise, the Company must satisfy requirements related to ergonometric aspects (example: physical disposition of the equipment on the work space, comfortable seats, etc.), due to the levels of concentration and time that the operators must dedicate to this work.

- Printers.

The Gendarmerie of Chile will make available, two color printers, multifunctional basic with network connectivity, that have, at least, a scanner, that allows the digitization of sheets in letter and trade form, it being the obligation of the Company to maintain these equipments as well as to provide the necessary input for its operation at the request of the Department of Telematic Monitoring.

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- General visualization system of the Monitoring Center and Regional Support Center.

Gendarmerie of Chile will make available permanently, for the Monitoring Center and Regional Support Center, 4 flat LED monitors, 42 inches, full HD (1920 x 1080 pixels), with PC input, HDMI input, video input component and USB connection. The Company must, in the event of faults and / or obsolescence, replace them by the same model or higher, for this they must consider that said monitors will be on 24 hours, every day of the year.

In addition, the Company must provide maintenance and replacement in case of failures and / or obsolescence of the multimedia projectors that Gendarmerie has arranged for each of the centers. In case of replacement, the Company must consider the installation and configuration of these equipments considering equipments of equal or better quality in relation to the one that is replaced.

Telephone exchange

Gendarmerie will provide an IP telephone exchange (which supports VoIP protocols H323, SIP, etc.), with their respective switches with QoS and Power over Ethernet and 70 IP annexes with viewfinder and with the option of using a headset and speed dialing capability, from the computer, through an optional softphone application. There are also four fax machine devices, compatible with the telephone center used.

The Company must provide maintenance and replacement in the event of failures and / or obsolescence of the necessary elements that make up the Telephone Center that Gendarmerie has arranged for each of the centers. In the event of replacement, the Company must consider the installation and configuration of equipment considering models of equal or better quality in relation to those that are replaced.

The Company must provide a free access line (line 800 or similar) for the communication of convicts and victims to the Monitoring Center, and two annexes where the calls made to it are received. For connectivity against the PSTN, you must provide a frame with overflow capability to 5 analogous trunk lines. The service of connection to the public telephone network must be provided, subcontracting it if necessary. The cost of the calls generated from the Monitoring Center will be in charge of the Gendarmerie. In case of power failure, the telephone service must have a minimum autonomy of 15 minutes by UPS; the system and all its components must be connected to the backup electrical network provided by the generator.

Call recording system.

For voice communications, the company must provide a system capable of recording all the communications established in the Monitoring Center, for which it must contemplate the supply and installation of a recording, editing, and Audio and reproduction administration system with the following facilities:

a.
Be compatible with the monitoring system to perform the recording function.

b.
Accept connection of analog and digital audio lines for recording.

c.
Store together with the audio of each recording, the data of the calls, such as number of origin, destination number, duration of the call, date and time of the calls, etc.

d.
The call registration system must allow access to any stored call at any time.

The storage period of the audio backed up files will be at least three years.

It must provide a recording system that has a management system with, at least, the following capabilities:

a) System that has a call finder by criteria such as: duration of the call, date and time, number dialed and indication if the call is incoming or outgoing from the Monitoring Centers.

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b) Recording system that has an independent workstation, compatible with the recording system, based on a complete computer system (PC, 19 '' monitor, keyboard, mouse, speakers, DVD recorder, etc.), which must have the ability to be connected via network to the recording system, and must also contain all the applications necessary to supervise, operate and configure the system directly on site.

Satellite telephone system.

The Gendarmerie of Chile will provide two satellite telephones for each monitoring center. It will be the duty of the Company to keep them with an active balance for 12 continuous hours in each device, to be used in emergency calls in case of catastrophe. The cost of maintaining the satellite telephone service is borne by the Company during the term of the contract. The balance must be available again at the end of the emergency.

Gendarmerie of Chile may require the Company maintenance, technical services, and spare parts for the same model or higher in case of failure and / or obsolescence of the equipment referred to in the previous paragraph

Renewal of hardware equipment installed in the Monitoring Centers.

The Company must replace, if necessary due to failure or obsolescence, the equipment to guarantee the operational continuity of the contracted service, a situation that will not represent any cost for the Gendarmerie of Chile.

Support, assistance and maintenance.

  Support and assistance on site.

The Company must provide support and assistance that is available on a permanent basis, that is, 24 hours every day of the year. The support should be oriented to:

a)
Support of the monitoring system.

b)
Support to the operators and supervisors of the Monitoring Center and, in general, to the Gendarmerie personnel that require it.

c)
Programming and supervision of preventive and corrective maintenance activities.

d)
Other functions to be defined during the operation of the Monitoring Center.

For these functions, regardless of the system of support and assistance that is designed, you must have an official of the Company that is available 24 hours in the active Monitoring Center, in addition to attending any possible failures, of an urgent nature or another similar requirement.

Repair and replacement of equipment against failures.

The Company must consider the repair and replacement (for parts and original and new parts) of the equipment and accessories delivered as part of this service.

Deadlines for installation, replacement, removal and technical support of the devices.

a. The Gendarmerie will inform the Company of the requests for installation and/or removal or replacement of the devices, with at least 48 hours in advance of its execution. This implies that the Company must be ready within that period to attend where Gendarmerie requests it. In the event that the Company does not appear, the fines indicated in this contract will apply.

b. In the event that the device requires technical support, the Company will have a period of 3 hours to solve the problem remotely, counted from when the Gendarmerie or the Company itself notifies the problem. In the event that the remote support does not solve the problem within a period of three hours, the Company must inform the Gendarmerie and the information described in letter a.- of the previous paragraph will be applied.

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c. - In the case of requesting the Technical Feasibility report for the installation of a Telematic Monitoring device in the domicile of the accused, the Company must have a web consultation portal, where the Gendarmerie can consult online, entering the street, the number and commune of the domicile of the accused for the purposes of article 23 bis of Law No. 18,216. This portal must be available 24 hours a day, every day of the year, and its result will be considered by the Gendarmerie as an official response from the Company. The portal before a Feasibility query must show a result of the type "Positive Installation Feasibility", "Negative Installation Feasibility" and "Feasibility Pending to Resolve", in case of meeting or not meeting the coverage requirements. The reason must also be indicated in those cases where the feasibility of installation has a negative result. In the event that the Company requires to review and validate this response online, it will have a period of 24 hours from the time of the consultation to the site.

Preventive and corrective maintenance service.

The supplier company must deliver, to the technical counterpart of the Monitoring Department, on the first business day of each month, the planning of the preventive maintenance services and a monthly report of the preventive and corrective maintenance services performed the previous month. Strict compliance with the dates planned by the contractor will be required.

In the case of equipment installed in the "communications room or local data center" located at the National Telematic Monitoring Center, a schedule of maintenance services must be delivered on the first working day of each month, but it is understood that any modification of this programming should be informed and justified to the Gendarmerie staff for its authorization.

Preventive Maintenance.

The supplier company must prepare forms for carrying out preventive maintenance services in each system. Once the maintenance work has been completed, the corresponding tests must be carried out to ensure the continuity of the service. The form must contain the following information:

●
Name of the technician who performs the maintenance service.

●
Date and time of entry or start of maintenance work.

●
Date and time of completion of maintenance work.

List of all the tasks performed, the state before maintenance and the final status after maintenance, indicating the respective observations of each task.

For the specific case of some maintenance that considers the task of measuring values, for example, percentage of use of the File System, they must be registered in the form, which must also contain the range of values allowed for each one of them.

If there are forms submitted by third parties, the contractor must complete the respective form for said maintenance, also enclosing the report of the external third party that carries out the maintenance, to the maintenance report that will be submitted to the Service.

Gendarmerie reserves the right to attend preventive maintenance services carried out in the field.

The Company will be responsible for updating the topology diagrams of each system, if modifications are made to them. These updates must be delivered within a period of no more than one day after the changes are made. Any maintenance work that is required to be performed and that involves a subcontractor must be supervised continuously and in person by authorized technical personnel of the contractor company. The authorization to enter the Monitoring Center that is being subject to the maintenance of subcontractor personnel must be previously requested to the Gendarmerie.

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The Gendarmerie will have the right to revoke the entry permit of a worker of the Company or of a subcontractor, in which case they must base their decision.

Likewise, the Gendarmerie will have the right to request the replacement of the personnel from the supplier company. This will be applicable when Gendarmerie is not satisfied with the service provided by someone from the supplier company.

The provider company may not connect remotely to any of the data network of the Gendarmerie of Chile, without prior authorization granted by the Gendarmerie. Said authorization shall not be necessary, in the case of emergency situations and / or emergencies, which merit the connection of the supplier company to the networks.

All access to reading, operation or modification of any system or database of the Monitoring Center or equipment installed in the Data Center, must be previously authorized by the Gendarmerie within a period of 48 working hours and in case the Gendarmerie does not rule within of said period, the authorization shall be deemed granted.

Preventive Maintenance Report.

The general maintenance of the system must contemplate the aspects indicated in the Technical Annex "General requirements for the execution of maintenance services" and Technical Annex "Procedure of Preventive Maintenance of the Data Center and Monitoring Centers". For the specific maintenance of the computer systems, the provider must take as an example of a report, the "Monthly Report of Alarms and Performance of the Hardware and Software of the Monitoring Platform."

Corrective Maintenance Report.

All equipment repairs must be executed, according to the manufacturer's original specifications.

The supplier must generate a corrective maintenance report every time an action of this nature is carried out. This report must be submitted no later than 48 hours after the failure, which must contain, at least, the following information:

●
Place, date and time.

●
Responsible for the repair procedure.

●
Fault description.

●
Cause of the malfunction.

●
Technical solutions adopted (repair, replacement, etc.).

●
Level of system operation after repair.

Gendarmerie reserves the right to attend corrective maintenance services carried out in the field.

Training and manuals.

It will be the exclusive responsibility of the Company to guarantee specialized training for the personnel of the Telematic Monitoring Department (Monitoring Center and Regional Support Center) on an ongoing basis throughout the provision of the service, always in collaboration and under the supervision of the corresponding Department.

The Company in order to maintain an adequate provision of the service must also provide initial training in the terms indicated in the previous paragraph, to 100% of the new officers hired in the period.

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The provider company to ensure the proper functioning of the Telematic Monitoring System must train the Department staff as many times as it deems appropriate, coordinating with the Head of the Department the execution of the activities.

All expenses associated with the training activities shall be borne by the Company, with the exception of those related to the transfer and residence of the officials to be trained.

Subjects to capacitate.

The supplier company must capacitate the Gendarmerie personnel, in the following matters:

a)
Training of monitoring platform operators.

b)
Training of installation/uninstallation of mobile devices.

c)
Descriptive training of procedures in the use of the following elements:

● Telephone exchange and satellite telephones.

● Administration of the access control system.

● Air conditioning and climate system.

● Anti-fire system.

● Generator and backup batteries.

In addition, the Company will provide the training and operation manuals and problem solving manuals for each of the topics specified in the previous paragraph.

Other matters to consider.

Communicative skills.

In order to achieve an efficient and persuasive mastery in the use of verbal expression techniques, a diction and communication course should be considered for the operators and supervisors of the Monitoring Centers.

Conflict and crisis management.

The training plan must consider the training of the operators and supervisors of the monitoring system, tending to acquire knowledge, techniques and strategies that allow minimizing the impact of any contingency, generated by emergency situations and / or crisis. This training must provide skills and abilities that allow operators to attend, promptly and professionally, emergencies that occur due to their function.

The subject for the training of communication skills, conflict management and crisis, will be agreed between the Company and the Gendarmerie.

Language of training and manuals

The trainings and manuals must be delivered in Spanish. Acronyms and technical acronyms are allowed in English, which must be explained in a glossary of technical terms. In addition to the manuals delivered to each student in each course, you must submit 2 copies of quick reference manuals to solve the problems (troubleshooting) for each of the subjects to be trained. Likewise, the Company must deliver the set of backups in electronic format (PDF, WORD, etc.) in 5 replicated CDs and in a Pendrive.

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Place of training.

The trainings will be carried out in dependencies provided by the Company. All the necessary materials and laboratories must be available to carry out the required training. Likewise, the contractor must consider a coffe-break (tea, coffee, mineral water, juice and cookies) of 20 minutes at mid-morning and mid-afternoon during each day of the training given.

Without prejudice to the issues outlined here, the Gendarmerie of Chile may require the Company to carry out training related to the services offered, after determining a agenda that will be agreed upon by the parties.

Training certificate.

The Company must provide a certificate of participation in each of the trainings, when the student registers an attendance greater than or equal to 80%.

EIGHTH: GUARANTEE OF FAITHFUL AND TIMELY COMPLIANCE OF THE CONTRACT.

The Company, in order to guarantee the faithful and timely fulfillment of this contract, delivered the bank guarantee certificate to the N ° 007821-5 View, dated November 27, 2017, taken at the Banco de Chile, on behalf of of Gendarmerie of Chile, for an amount of $ 344,471,921. - (three hundred and forty four million, four hundred and seventy one thousand and nine hundred and twenty one), with an expiration date on January 18, 2019.

This guarantee, whose amount is equivalent to 5% of the total budget assigned to this contract must be valid for 60 business days from the date of termination of the contract in accordance with the provisions of Article 70 of Supreme Decree No. 250,, It will only be returned once the previous period has expired and provided that the Technical Counterparty has indicated, in writing, its total conformity with the service contracted within the referred one, understanding that such agreement exists if the Gendarmerie has not pronounced within the indicated term, and is accredited the fulfillment of labor and social security obligations of the workers of the Company.

In the event that the contract extends for a period longer than the validity of the guarantee slip, it must be renewed successively by the contractor in equal and successive installments, until the new expiration of the contract.

This guarantee may be presented to collection when the Company does not comply with the obligations and / or the terms established in this contract, in which case Gendarmerie is already authorized to be presented for collection, according to the corresponding procedure.

It may also be presented for collection when the contractor fails to comply with its labor and social security obligations of its workers, during the period of execution of the contract and in order to facilitate the payment of said obligations. For this purpose, the state of fulfillment of labor obligations and contractors will be accredited through the respective certificate which can be requested at the request of the Gendarmerie of Chile.

In the event that the amount of the guarantee of faithful and timely performance of the contract is reduced, due to the application of a fine, the contractor must renew said guarantee, with the purpose of keeping the original amount indicated in the present article.

NINTH: INDIVIDUALIZATION COORDINATING THE CONTRACT OF PART OF THE COMPANY AND INDIVIDUALIZATION BY GENDARMERIA DE CHILE, OF THE TECHNICAL COUNTERPART.

Contract Coordinator:

The Company appoints Andrés Briceño Sedano, Coordinator of the Contract, nationality Chilean, national identity card 11.365.974-2 of profession mechanical engineer, domiciled in Isidora Goyenechea 2800 43rd floor, Las Condes, Metropolitan Region, email: Andres.briceno@trackgrp.com, cell phone number +56997098605, who will act as a valid interlocutor before the Gendarmerie Technical Counterpart. In the performance of its assignment, the Contract Coordinator shall, at least:

a)
Represent the Company in matters related to the execution of the contract.

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b)
Coordinate the actions that are pertinent for the operation and fulfillment of the contract

c)
Report all situations that may affect the proper functioning of the Service contracted within 24 hours after they occur, without prejudice to the responsibilities that may be incurred by the Company.
Any change related to the Contract Coordinator must be informed, in writing, to the Technical Gendarmerie Counterparty at the address indicated in the contract, by the Legal Representative of the Contractor, on the business day following the change.

Gendarmerie designates as Technical Counterparty in charge of coordinating, supervising and giving approval to the work executed, to the Head of the Department of Telematic Monitoring.

The Head of the Department of Telematic Monitoring will be responsible for:

1. Control and supervigilar the correct execution of the contract.

2. Receive in accordance the report(s) contemplated for the development of the service, presenting to the contractor the observations and/or recommendations that are deemed pertinent.

3. Collaborate and assist the contractor in the field of its competences.

4. Authorize in writing, adjustments to the project, address and resolve situational or emerging situations not considered.

5. Supervise the execution of the service in order to request the payment of them in accordance with the fifth clause of this contract. To perform this supervise, the contractor monthly, in addition to what is indicated in the aforementioned article, must submit a report that contains the following information:

●
Devices installed, replaced and uninstalled.

●
Active devices and monitored daily, depending on the type of technology used.

●
Minimum Guaranteed monthly payment, in case the hypothesis developed in the fifth article occurs.

●
Fines taken in the previous month.

●
Minutes of system unavailability.

6. And all other functions related to the correct and efficient execution of the contract and that are entrusted to it by the Gendarmerie.

The Company must grant all the facilities destined to the execution of the control and supervigilance functions of the Technical Counterpart of the Gendarmerie of Chile.

TENTH: FINES ESTABLISHED FOR BREACH OF THE CONTRACTUAL OBLIGATIONS, BY THE COMPANY.

When the technical counterpart detects a fact constituting an infraction that gives rise to the application of a sanction, it will promptly communicate said situation to the contractor in writing, who will have a period of 5 days to make their disclaimers.

In these discharges, the contractor may assert all the rights that Law N °19.880 recognizes as an interested party in an administrative procedure, being able, by way of example, to propose the actions or procedures that it deems necessary, as well as requesting or accompanying the means of proof that it deems convenient.

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The technical counterpart will have the quality of instructor in the administrative procedure that is developed, being able to order the opening of a trial period, in order to practice as many evidentiary procedures as it deems pertinent.

Once the instruction of the procedure has been completed, or the deadline for receiving the discharges has expired without having been sent, a report will be issued by the technical counterpart in which the application may be proposed to the National Director of the Gendarmerie of Chile. The aplication, which will be specified through a resolution based on this authority, will be notified by registered letter addressed to the domicile of the contractor, without the need for a judicial request. The notification shall be understood to be made on the third day following the entry of the respective letter at the post office.

The contractor may claim this act through the resources and within the terms established by current legislation.

The fines that are appropriate will be processed administratively, without a form of judgment, and will be deducted from the state of payment or retentions of the contract, or from the guarantee of faithful and timely compliance with the contract, if those are not sufficient, in that order.

Despite everything, and in accordance with the provisions of Article 79 ter of Supreme Decree No. 250, each of the fines to be paid will have a maximum limit of 15% of the total amount of the monthly payment corresponding to the deduction.

In addition, if the breach causes damages to the Gendarmerie of Chile, it will initiate the legal actions that are pertinent.

FINES RELATING TO AVAILABILITY LEVELS OF THE TELEMATIC MONITORING SERVICE.

In the event that the contractor presents a breach in the total available minutes of the contracted monitoring system, in the times indicated in each case, a fine equivalent to:

a)
$ 14,500,000.- (fourteen million five hundred thousand pesos), if the breach is greater than 120 minutes and less than or equal to 130 minutes, within one calendar month.

b)
$ 36,450,000.- (thirty-six million four hundred and fifty thousand pesos), if the breach is greater than 130 minutes and less than or equal to 140 minutes, within one calendar month.

c)
$ 73,000,000. - (seventy three million pesos), if the breach is greater than 140 minutes, within a calendar month.

In addition, for each time a loss of availability of the system exceeds 15 minutes for programmed work, a fine equivalent to $ 14,500,000 will be applied (fourteen million five hundred thousand pesos).

FINES RELATING TO NON-COMPLIANCE WITH THE DATABASE UPDATE OBLIGATION.

In case the contractor presents a breach in the execution of the database update processes, in the terms established in the respective section, a fine equivalent to $ 50,000,000 (fifty million) will be applied for each day of delay counted from the verification of unfullfilment in the duty to update.

In the event that the breach occurs during the last update period, this is 30 calendar days from the date of termination of the contract; Gendarmerie of Chile will be entitled to proceed to collect the Guarantee of a faithful fulfillment of the contract.

In case the contractor presents a daily breach in the total number of data received in a monitoring center in relation to the total number of data that should be received in the respective monitoring center, affecting less than ten percent (10%) of the total installed devices, a fine will be applied, from the first to the fifth day of delay equivalent to:

a)
$ 7,250,000.- (seven million two hundred and fifty thousand pesos) per day, if the number of data received at midnight on the respective day is less than 90% and greater than 80% of the expected number of data.

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b)
$ 14,500,000.- (fourteen million five hundred thousand pesos) per day, if the number of data received at 24:00 hours on the respective day is less than or equal to 80% and greater than 70% of the expected data numbers.

c)
$ 21,750,000- (twenty-one million seven hundred and fifty thousand pesos) per day, if the number of data received at midnight on the respective day is less than or equal to 70% of the expected data numbers.

In case the contractor presents a daily breach in the total number of data received in a monitoring center in relation to the total number of data that should be received in the respective monitoring center, affecting less than ten percent (10%) of the total installed devices, a fine will be applied, from the sixth to the fifteenth day of delay, equivalent to:

a)
$ 14,500,000. - (fourteen million five hundred thousand pesos) per day, if the number of data received at midnight on the respective day is less than 90% and higher than the expected 80%.

b)
$ 21,750,000- (twenty-one million seven hundred and fifty thousand pesos) a day, if the number of data received at midnight on the respective day is less than 80% and higher than the expected 70%.

c)
$ 29,000,000- (twenty nine million pesos) a day, if the number of data received at midnight on the respective day is less than the 70% expected.

In case the contractor presents a daily breach in the total number of data received, in relation to the total number of data that should be received, in the respective monitoring center, which affects less than ten percent (10%) of the total installed devices will be applied a fine, from the fifteenth running day of delay, equivalent to:

a)
$ 21,750,000- (twenty-one million seven hundred and fifty thousand pesos) per day, if the number of data received at midnight on the respective day is less than 90% and higher than the expected 80%.

b)
$ 29,000,000- (twenty nine million pesos) a day, if the number of data received at midnight on the respective day is less than 80% and higher than the 70% expected.

c)
$ 36,250,000- (thirty-six million two hundred and fifty thousand pesos) per day, if the number of data received at midnight on the respective day is less than the 70% expected.

In case the contractor presents a daily breach in the total number of data received, in relation to the total number of data that should be received, in the respective monitoring center, which affects more than ten percent (10%) of the total of installed devices, at 24:00 hours on the respective day, an additional fine will be applied to those described in this article equivalent to $ 14,000,000. - (fourteen million pesos) for each day in which the described delay is configured.

Finally, in the event that data is received at the respective monitoring center, at least on two occasions, with time intervals between each time exceeding 10 minutes, an additional fine will be applied to those described in this article equivalent to $ 14,000,000 .- (fourteen million pesos), for each day that is described.

FINES RELATED TO THE INSTALLATION, UNINSTALLATION, REPLACEMENT OR TECHNICAL SUPPORT ON THE SITE OF THE TELEMATIC MONITORING DEVICES.

In the event that the contractor presents a breach on the day and / or time notified by the Gendarmerie to perform the installation, removal, replacement or on-site technical support of any of the telematic monitoring devices that includes the contracted service, a fine will be applied, for each device involved in the breach, equivalent to:

a)
$ 90,000. - (ninety thousand pesos) if the breach is greater than 30 (thirty) minutes and less than 60 (sixty) minutes, to appear at the place determined in the notification made by the Gendarmerie to the contractor.

b)
$ 120,000. - (one hundred and twenty thousand pesos) if the breach is equal to or greater than 60 (sixty) minutes, to appear at the place determined in the notification made by the Gendarmerie to the contractor.

The Gendarmerie will determine the date and time of carrying out these activities in relation to the technical offer presented by the contractor regarding its logistical capacity, as established in the section indicated above of the technical bases.

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FINES RELATED TO TECHNICAL FEASIBILITY REPORTS.

In the event that the contractor delays in the delivery of the technical feasibility report, requested by the Gendarmerie, a fine equivalent to $ 600,000.- (six hundred thousand pesos) will be applied, after 24 hours from the request made by the Gendarmerie, sum which will also be applicable for each following day of delay.

FINES RELATED TO MAINTENANCE OF THE EQUIPMENT INVOLVED IN THE SERVICE.

In the event that the contractor presents a breach in the execution of the maintenance of the equipment owned by the Gendarmerie of Chile involved in the service, a fine equivalent to:

a) $ 1.000.000. - (one million pesos) for each day of delay in the execution of the corrective maintenance in the equipment involved in the service.

b) $ 500,000. - (five hundred thousand pesos) for each day of delay in the execution of the preventive maintenance in the equipment involved in the service.

FINES RELATED TO REMOTE TECHNICAL SUPPORT AND SITE ASSISTANCE.

In the event that the contractor does not comply with the technical requirement, does not solve the problem in the maximum time to provide remote technical support for failures in the system and/or devices, or will not inform the Gendarmerie the impossibility of providing a remote solution in the term indicated in the terms indicated in the seventh article of the present contract a fine equivalent to $ 60,000.- (sixty thousand pesos) will be applied, whenever the technical support is not attended or made, the impossibility of remote solution is not reported, or the support officer is not available in the active Monitoring Center, without prior approval of the Head of the Monitoring Center.

FINES RELATED TO CAPACITATION.

In the event that the contractor presents a breach in the execution of the planning of training in the service, a fine equivalent to $ 120,000.- (one hundred twenty thousand pesos) will be applied, for each day of delay in its execution.

FINES RELATING TO THE UPDATING MAPS.

In the event that the contractor fails to update the maps provided within the terms referred to in Exempt Resolution No. 634 of January 22, 2016, a fine equivalent to $ 1,000,000 will be applied (one million pesos), for each day of delay in the execution of the update.

FINES RELATED TO MANUALS.

In the event that the contractor presents a breach in the delivery of manuals, a fine equivalent to $ 120,000. - (one hundred twenty thousand pesos) will be applied for each day of delay with respect to the delivery date indicated in the gantt letter of the awarded bid.

FINES REGARDING THE REGIONAL MONITORING SUPPORT CENTER.

In the event that the contractor presents a breach in the operational delivery of the Regional Support Center when required, a fine equivalent to $ 73,000,000. (Seventy three million pesos) will be applied for each day of delay.

FINES RELATED TO BACKING OF CALL REGISTRATION SYSTEM.

In the event that the contractor files a non-compliance in the storage of backup files of the call register system, a fine equivalent to $ 300,000. - (three hundred thousand pesos) will be applied for each record not backed up.

FINES RELATED TO SATELLITE TELEPHONES.

In the event that the contractor presents a fault or malfunction in the maintenance of satellite telephones, which does not allow communication (3 consecutive failed attempts to communicate), or no available balance, a fine equivalent to $ 73,000,000 will be applied. (seventy three million pesos) for each team that fails or does not have available balance.

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ELEVENTH: TERM OF CONTRACT

NORMAL TERMINATION.

The normal term of the contract will take place during the period of its duration, according to what is established in the sixth article of the present contract.

EARLY TERMINATION.

The respective contract may be terminated in advance if any of the causes or circumstances provided for in article 13 of the Procurement Law or article 77 of the Regulations are verified, namely:

1.
Resilience or mutual agreement of the contracting parties.

2.
Serious breach of the obligations contracted by the contractor. They will be considered as:

a)
Complete unavailability of the system for more than 12 (twelve) continuous hours more than 6 (six) times in a semester, not attributable to fortuitous events or natural catastrophes.

b)
Unavailability to visualize more than 30% of those convicted for more than 24 hours more than 6 (six) times, in a calendar year, not attributable to fortuitous events or natural catastrophes.

c)
Unavailability of the system to visualize a convicted person for more than 24 hours continuously for more than 36 times in a semester not attributable to fortuitous events, natural catastrophes or improper manipulation by the condemned of the monitoring device.

3.
State of notorious insolvency or bankruptcy of the contractor, unless the bonds delivered are improved or existing ones are sufficient to guarantee compliance with the contract.

4.
As demanded by the public interest or national security.

5.
For recording unpaid balances of social security payments or contributions with their current employees or with workers hired during the term of this contract, without certifying that all of the obligations are settled in the middle of the contract execution period, with a maximum of six months or; in case of registering repeated unfullfilment.

6.
The others that are established in this contract.

When the technical counterpart detects a fact constituting an infringement that gives rise to the anticipated termination of the convention, it will promptly communicate said situation to the contractor in writing, who will have a period of 5 days to make their disclaimers.

In these discharges, the contractor may assert all the rights that Law N° 19.880 recognizes as an interested party in an administrative procedure, being able, by way of example, to propose the actions or procedures that it deems necessary, as well as requesting or accompanying the means of proof that it deems convenient.

The technical counterpart will have the quality of “instructor” in the administrative procedure that is developed, being able to order the opening of a trial period, in order to practice as many evidentiary procedures as it deems pertinent.

Once the instruction of the procedure has concluded, or the deadline for receiving the discharges has expired without having been sent, a report will be issued by the technical counterpart in which the anticipated term of the contract may be proposed to the National Director of the Gendarmerie of Chile, which will be specified by the resolution based on this authority, will be notified by a certified letter, addressed to the domicile of the contractor, without the need for a judicial request.

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The notification shall be understood to be made on the third day following the entry of the respective letter at the post office. The contractor may claim this act through the resources and within the terms established by current legislation.

In case of early termination of the contract, this will be understood as completed within the term indicated by the administrative act that terminates it, a term that will be counted from the notification to the contractor of its total processing.

If the termination of the contract causes harm to the Gendarmerie of Chile, the latter may exercise the corresponding compensatory actions without prejudice to the collection of the guarantee of faithful and timely performance of the contract, if it corresponds because of proven causes attributable to the contractor itself.

The above procedure does not apply to the rescission or mutual agreement of the parties.

The contractual and extracontractual liability of the contractor shall be governed by everything not established in this clause by the Civil Code regulations. The procedure indicated for the case of early termination does not apply to the mutual agreement or rescission of the parties.

TWELFTH: INTELLECTUAL PROPERTY OF THE DOCUMENTS OR BACKGROUNDS DELIVERED TO GENDARMERÍA IN REASON OF THE CONTRACT, WHATEVER THE FORMAT IS, WILL BELONG TO THIS.

The result of the work eventually developed by the Company or its dependent on the occasion of the contract. Which are products, diagnosis, design, report, manuals, and, generally, every work that it will elaborated according to the achievement of the respective convened contract, will be property of Gendarmerie of Chile, which reserve the right of have available of them freely, without any kind of limitation. And the company cannot make any act about that external to the contract, without previous and express authorization of Gendarmerie

THIRTEENTH: OBLIGATION OF CONFIDENTIALITY ACCORDING ALL THE INFORMATION THAT THE COMPANY HAVE ACCES IN COMPLIANCE WITH THE CONTRACT.

According the nature of the obligation of the current contract, the Company will keep confidentially of every antecedents known due to the execution of the same, and cannot make use of this for any purpose exempt to the bases. Likewise, any no circumstance, could, for any title or way, reveal, spread, publish, sell, give, copy, play, interfere, intercept, modify, damage, make useless, destroy, every or part of the information, either the under the contract or after of his termination.

This prohibition will affect to the Enterprise, his direct and indirect staff, its consulters, outsourcing and its own staff, of any kind, which find connected to the contract in any of his stages, and his responsibility will be supporting, even after the termination of the same.

In any case of unfulfillment of this clause, gendarmerie could terminate beforehand the contract, according to the specified in the current contract, being authorize to collect the warranty form of the faithful observance of the contract, without prejudice of starts the corresponding legal actions.

FOURTEENTH: MODIFICATIONS TO THE CONTRACT-.

Gendarmerie, in order to incorporate advances that functionality and technology make advisable, due to regulatory requirements, force majeure or situations imposed by the market, may request changes during the development of the contract.

Likewise, Gendarmer’a reserves the right, for reasons of convenience of the service, to order during the execution thereof, to make increases or decreases in the activities involved, provided they are duly justified.

The additional costs generated by the increases of the activities involved according to any of the preceding paragraphs, shall be agreed between the parties at the time of requesting the previoulsy mention increase.

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In the cases indicated, if appropriate, the contractor must complement or deliver a new Guarantee of a faithful fulfillment of the contract, as appropriate.

The agreed modifications will not be able to alter the total contract price by more than 30% (thirty percent). Said modifications must be approved by means of the corresponding administrative act and the contractor will be obliged to maintain the unit prices per item established in the bidder.

FIFTEENTH: PROPERTY OF EQUIPMENT SYSTEMS AND DEVICES

All the components of licenses and software of the Telematic Monitoring System that the contractor develops specifically for the Telematic Monitoring Service of the Condemned, object of this contract, will become property of the Gendarmerie, from the effective date of the contract, and the contractor will not You can use them in another context, or transfer them to third parties without their authorization.

Notwithstanding the foregoing, it is recorded that the software used by the Company to provide the Telematic Monitoring Service under this contract is the property of Track Group Inc., which may only be used for said purposes for the duration of the present contract, being the Company the only one authorized to operate it under the conditions indicated above.

All the enabling equipment of the Monitoring Center and the Regional Support Center, including, among others, the wiring of local networks, gutters, as well as all the documentation, tapes and other magnetic storage and / or backup media that are generated during the validity of the contract for purposes of the "maintenance obligations of equipment" of the contractor, is owned by Gendarmerie.

It is forbidden to the Contractor, under any circumstance and form, to seize, extract or retain any type of information related to the services offered and contracted, including the information systems, documentation and data.

SIXTEENTH: SUBCONTRACTING-.

The Contractor shall provide the indicated services with its own personnel. However, regarding those services that due to the nature of the benefits required by the Gendarmerie must be subcontracted, and provided that the providers of said services are communicated and accepted by the Chilean Gendarmerie, they may be subcontracted with said providers. Notwithstanding the foregoing, any change in said suppliers, as well as additional subcontracting, must have prior express written authorization from the Gendarmerie, through its Technical Counterpart.

The contractor, as the case may be, must submit a sworn statement issued by the legal representative of each of its subcontractors, stating that the subcontractor or any of its partners or administrators is not affected by any of the grounds of inability and incompatibility established in Article 92 of the Regulation of Law No. 19.886.

In any case, it will be the contractor, or its legal continuator, the only responsible before the Gendarmerie of the full and timely fulfillment of the contracted services.

SEVENTEENTH: SUPERVISION AND AUDIT.

The Gendarmerie, during the validity of the contract, on the dates and in the forms it deems appropriate, will be empowered to carry out, directly or through third parties, its supervision, control and extensive audit.

The contractor or its subcontractors must grant all the facilities for the execution of said supervision, control and audit. The supervisions, controls and audits may be extended to those areas related to the scope of the contract and to those that, if not, are necessary to properly satisfy the former, without prejudice to the legal powers that the General Comptroller of the Republic has in this regard.

EIGHTEENTH: RIGHT TO VETO-.

Gendarmerie will have the right to veto or ban any contractor's personnel and their subcontractors, with an expression of cause or when the intervention of said persons hinders or hinders the execution of the project. In all these cases, the contractor must replace the vetoed personnel or subcontractor within 5 business days following notification of the veto by the Technical Counterpart.

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Gendarmerie reserves the right to request from the contractor, when deemed appropriate, the nature of the contracted service, information of its own personnel or its subcontractors regarding: full name, identity card number and a written authorization from the employee to verify their information. The failure to deliver the requested information within 72 hours required, will entitle Gendarmerie to exercise, without expression of cause, the right of veto referred to in this article with respect to personnel whose data were not delivered.

NINETEENTH: INSURANCE-.

It will be the responsibility of the contractor, during the entire term of the contract, to hire at its cost, insurance to cover risks that may affect the equipment and devices included in the Telematic Monitoring of Convicts Service provided by the latter. The insurances must protect against all covered risks, including natural catastrophes and malicious or terrorist acts. The contractor must submit to the Gendarmerie consideration, insurance contracts before its conclusion. The Gendarmerie will be authorized to reject the insurance and demand another contract, if it considers that the conditions presented do not grant a full coverage in the terms indicated here. Likewise, during the implementation phase of the contracted service, the supplier company must have all the insurance necessary to safeguard the property of the Gendarmerie against damages that could occur in goods and people resulting from the installation of the system.

The contractor shall accredit before the Gendarmerie the fulfillment of the previous obligation, by means of a certificate of the insurer in which the contracted insurances are recorded and an authorized copy of the policies, before the start of the operation of the contracted service, for the purposes of its reception. Likewise, during the term of the contract, the contractor must accompany said certification, in case it is necessary to renew or extend the contracted policies.

In case the contractor does not take these insurances or does not renew or expand them in a timely manner, the Gendarmerie may do so on behalf of the contractor, but without any responsibility for the Service if it does not do so. The Gendarmerie will be authorized to deduct from the amount of any of the monthly invoices that it must pay the contractor, the price of the premiums that it has paid, duly readjusted if it is appropriate, thus reimbursing its value and the corresponding readjustments.

TWENTIETH: GUARANTEE OF PROPERTY

The Contractor shall guarantee that all goods that must be provided by the contracting party as a result of spare parts due to failure or obsolescence are new and unused, with a production not exceeding 1 year. In turn, the contractor must ensure that all goods are free from defects attributable to the design, manufacture, materials, or any act or omission of the manufacturer that may occur during the normal use of the goods under the conditions in which they are usually used.

It is expressly excluded from the aforementioned guarantee, the telematic monitoring devices in current use and domain of the Company, for the control of substitute penalties by the Gendarmerie of Chile. In case of discontinuity of any of these goods, object of the service contracted during the term of the same and in case of failure and/or obsolescence the contractor shall provide goods of similar characteristics, which shall be subject to the same guarantee established in paragraph previous should be compatible with the service provided and authorized by the technical counterpart of Gendarmerie. It is recorded that the previous authorization will be deemed granted if, on the third day of the request, the Gendarmerie has not ruled in its respect and that the obsolescence of the goods must be previously certified by the maintenance and technical operation provider of the Telematic Monitoring Center.

For purposes of determining the degree of obsolescence of computer equipment, it will not be the technological conventions commonly accepted in the matter, which require a periodic renewal of this type of equipment even in full operation, but will examine the ability to satisfy functionality pursued by the equipment optimally.

The guarantee will consider the immediate change or repair of the goods in the place where they will be and will operate throughout the validity of the respective contract.

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TWENTY-FIRST: LICENSES AND SOFTWARE UPDATE.

 All programs and softwares delivered by the contractor must have valid licenses for their use, which will be exclusively their responsibility. If necessary, the contractor must be adding, at his expense, the corresponding licenses, to ensure the normal operation of the systems.

All upgrades and/or replacements of software must be carried out with the approval of gendarmerie

TWENTY SECOND: EXEMPTION FROM RESPONSIBILITY-.

The Gendarmerie of Chile will not have any labor or legal relationship with the employees that work for the contractor and subcontractors. Consequently, it will not be responsible for remuneration, taxes, social security contributions, insurance against work accidents or damages to third parties; all of which shall be the exclusive responsibility and responsibility of the contractor and subcontractors. The foregoing is without prejudice to the responsibility that may assist you, by virtue of the provisions of the Labor Code.

TWENTY-THIRD: PROHIBITION OF ASSIGNMENT-.

The contractor may not assign or transfer in any form, in whole or in part, the rights and obligations arising from this contract, except in the case of merger, absorption or division of the contractor, a situation in which the obligations will be transferred to its legal continuator, under the same conditions established in the contract.

In these cases, the contractor must inform the Gendarmerie, at least 3 months before its formalization, regarding the decision of merger, absorption or division.

The foregoing is without prejudice to the fact that the documents justifying the credits arising from these contracts can be transferred, according to the rules of the common law.

TWENTY-FOURTH: FINALIZATION OF THE SERVICE AND MIGRATION OF THE OPERATION OF THE TELEMATIC MONITORED SYSTEM TO THE NEW AWARD-WINNING COMPANY, PRIOR TERM OF CONTRACT.

The Gendarmerie will have a term of six months, after the termination of the telematic monitoring service contract, to return to the Company all those monitoring devices that were installed before the new contractor came into operation, without this process of return. It is considered that one of the benefits established in the fifth clause is executed.

Obligations at the end of the contract.

Availability to develop migration process.

With the objetive of guaranteeing the full operation and continuity of the service, regardless of the Company that supports it in the future, the Company must make available to the Gendarmerie the technical documentation that details the format and order in which the devices they send the data of coordinates or any other relevant information, in order to guarantee the recognition of the new localization devices by the software of the system. For example, indicate if TCP or UDR is used, the sockets ports used the order in which it sends the coordinates and other parameters, the encryption of that data, etc.

Likewise from the beginning of the sixth month of the contract, the Company must adjust the fulfillment of each of its contractual obligations to the requirements that the Gendarmerie of Chile formulated in order to allow the development of the milestones contemplated for the installation of the incoming supplier company, whichever it may be, that has been decreed by the Gendarmerie of Chile as the successful bidder that provides continuity to the Telematic Monitoring Service, which may begin to operate only once this contract has completed the initial 365 days.

TWENTY-FIFTH: JURISDICTION.

Any controversy that arises from the signing of the contract and during the validity of it until its completion and complete settlement, will be known by the Ordinary Courts of Justice of Santiago, without prejudice of the attributions that correspond to the General Comptroller of the Republic

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TWENTY-SIXTH: THE FOLLOWING DOCUMENTS AND OFFICIAL BACKGROUND OF THE SERVICE ARE FORMED PART OF THIS AGREEMENT, WHICH ARE EXPRESSLY REPRESENTED

-Technical contract annex through direct treatment of the telematic monitoring service of convicts authorized by means of the procedure resolution No. 321 of October 17, 2017.

-Technical annexes: Flows processes associated with the Telematic monitoring service.

TWENTY SEVENTH: DEFINED TERMS-.

All capitalized terms used in this instrument, and which have not been defined therein, shall have the respective meaning given to them by the Chilean Gendarmerie, without prejudice to the fact that in case of controversy the parties will be in normal use given him in the contractual execution.

TWENTY-EIGHT: APPLICABLE NORMS-.

The provisions of Law No. 19.886, of Bases on Administrative Contracts of Supply and Provision of Services, dated July 30, 2003 and their respective Regulations, contained in Finance Decree No. 250, dated 24, will be applicable to this contract. September 2004. As provided in Law No. 19,880, which establishes the Bases of Administrative Procedures that govern the Acts of the Bodies of the State Administration.

TWENTY-NINTH: OF THE PERSONNERS-.

The legal identity of the National Director of the Gendarmerie of Chile, Mr. Jaime David Rojas Flores, is included in Supreme Decree No. 578, dated July 15, 2016, of the Ministry of Justice and Human Rights. On the other hand, the legal identity of Mr. Diego Peralta to sign on behalf of Track Group Chile SpA, consists of the power granted on April 8, 2016 before the Santiago notary of Mr. Roberto Antonio Cifuentes Allel, under report No. 3,017 / 2016

National Director of gendarmerie of Chile	Legal Representative of the Company

Mr. Jaime Rojas Flores	Mr. Diego Peralta Valenzuela

C.I N° 9.155.944-7	C.I N° 5.009.310-7

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Technical Annex of the service contract for the telematic monitoring of condemned by resolution procedure N ° 321

I. - Introduction.

The Gendarmerie of Chile, henceforth and indistinctly "Gendarmerie", "the Service", "the Bidder" or the "Institution", is a Public Service dependent on the Ministry of Justice, whose purpose is to attend, monitor and contribute to social reintegration of persons who, by resolution of competent authorities, are detained or deprived of their liberty and perform the other functions prescribed by law. In this context, DL N ° 2.859, of 1979, of the Ministry of Justice, which establishes the Organic Law of this Service, establishes in its article 3, letter g), as one of its functions, "to assist in the free media" to the people who access it because they are serving sentences or for other legal reasons, under the conditions set forth in the regulations. "That work is based in its Technical Sub-Directorate, according to the article 8 of the aforementioned Organic Law.

In turn, by Resolution No. 7,125 of 2012, of the Gendarmerie of Chile, the Department of Telematic Monitoring was created under the Technical Subdirectorate, whose function is to develop all those activities related to the administration of the telematic monitoring device for the control of the substitute seclusion established in Law 18,216, modified by Law No. 20,603.

II. - Objectives of the project.

General purpose.

Perform the supervision by technological means of the sentences of partial seclusion, mixed sentence or intensive probation, in the cases and under the conditions established by Law No. 18,216 and its regulations, contained in Decree No. 1,120, of the Ministry of Justice, of 1984, and safeguard the personal safety of those who are victims of certain crimes.

To specify this general objective, it is necessary to comply with the specific objectives that are indicated below.

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Specific objectives.

a)
Automate the levels of control of convicted persons who are serving their sentence in the free environment, providing an efficient telematic monitoring system in accordance with the law.

b)
Increase the security and protection of victims of crimes committed by convicted persons who are serving their sentence in the free environment, in the cases provided for in Law No. 18,216.

c)
Strengthen the elaboration, analysis and systematization of information in relation to the behavior of the convicted person, which allows greater feedback with the delegates of intense probation.

III.- Precedent.

In 1983, Law No. 18.216 established a system of alternative measures, which allowed the person sentenced to a prison sentence to serve such sentence at liberty, subject to administrative control of greater or lesser intensity.

Considering the need to strengthen citizen security, the aforementioned Law No. 18.216 has been modified, in order to provide intelligent and diversified responses to the phenomenon of crime.

Law No.20.603, seeks to strengthen the system of alternatives to prison and transform it into a sanction mechanism, which operates effectively and effectively in the control of first-time delinquency, avoiding criminal recidivism.

This modification seeks that the one who has been subject to a penalty that is a substitute for a prison sentence, effectively and satisfactorily comply with the sanction imposed, making this system a control model similar to the prison, in terms of its actual control about the population subject to it. For this purpose, article 23 quater of Law No. 18.216, refers the determination of the technical characteristics of the equipment to a regulation on telematic monitoring. Convicted persons will know that they are effectively being controlled, so that any action that violates the sanction regime imposed, will be detected and informed to the court so that it adopts the pertinent measures, being able to revoke this sentence.

In this way, it is necessary to give continuity to the telematic monitoring service with the technical characteristics that are detailed in this technical annex.

IV.- Justification.

As indicated above, the amendment to Law No. 18,216 seeks to strengthen the control that currently exists in the enforcement of sentences in freedom.

The possibility of controlling the condemned through telematic monitoring is contemplated in the case that the convicted person is sentenced to the sentences of partial imprisonment, mixed sentence and intensive supervised release. This last penalty is provided for those persons convicted of certain crimes that constitute acts of domestic violence or sexual crimes. Additionally, the possibility is considered that the victim may access a telematic monitoring system, in order to be able to contact her, in case the condemned person is close to her.

Gendarmerie will be responsible for the administration of the telematic monitoring system, being able to contract external services in accordance with Law No. 19.886, of Bases on Administrative Contracts of Supply and Provision of Services, in accordance with the provisions of article 23 quater of the Law No. 18,216.

The following describes the substitute sentence whose compliance will be monitored remotely.

V. - Application of telematic monitoring for the condemned.

1. Partial seclusion

Explanation

According to article 7 of Law No. 18.216, the partial confinement consists of confinement in the domicile of the convicted person or in special establishments, for 56 hours a week. The partial seclusion can be day, night or weekend, according to the following criteria:

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a. - The partial day custody will consist of the confinement in the domicile of the condemned, during a period of 8 daily hours and continuous, which will be set between 8 and 22 hours.

b. - The nocturnal partial confinement will consist of the confinement in the domicile or in special establishments, between the 22 hours of each day and the 6 hours of the following day.

c.- The weekend partial confinement will consist of the confinement in the domicile of the condemned or in special establishments, between the 22 hours of the Friday and the 6 hours of the following Monday.

For the fulfillment of the partial seclusion, the judge will prefer to order his execution in the domicile of the condemned, establishing as a mechanism of control of the same, the telematic monitoring system.

The partial seclusion may be arranged (Article 8):

a. - If the deprivation or restriction of liberty imposed by the sentence does not exceed three years.

b.- If the convicted person has not previously been convicted of a crime or a simple offense, or has been sentenced to a deprivation or restriction of liberty that does not exceed two years, or more than one, provided that in total they do not exceed said limit ..

c.- If there are employment, educational or other similar backgrounds that justify the penalty, as well as if the personal history of the convicted person, his conduct before and after the punishable act and the nature, modalities and motives determining the crime, allow presuming that the penalty of partial imprisonment will dissuade him from committing new crimes.

Considering the purposes of this penalty, the control by telematic monitoring must ensure supervision that the convicted person does not leave the domicile during the time period set by the court.

2. Intensified probation for sexual crimes and domestic violence.

Explanation.

The intensive supervised release consists of the application of a program of activities, aimed at the social reintegration of the condemned, in the personal, community and labor, through a treatment under the application of certain special conditions, which will be monitored and oriented, both permanently and rigorously, by a delegate, as indicated in article 15 bis of the law in question.

Those sentenced to the penalty of intensive probation for sexual crimes or crimes committed in the context of domestic violence, whose sentences are longer than 540 days and equal to or less than 5 years, will be monitored remotely to ensure compliance with the following conditions that the penalty be associated:

a. - Prohibition to go to certain places.

b. - Prohibition to approach the victim or his relatives or other persons determined by the court, or to communicate with them.

c. - Obligation to remain in the domicile or place determined by the judge, during a maximum period of 8 hours per day, which must be continuous.

The conditions indicated above are those that must be controlled through the Telematic Monitoring System. The first two refer to exclusions, because the convicted person can not access the places or the person of the victim. The third condition is similar to the control established for partial seclusion.

3. Mixed sentences.

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Explanation.

This sentence consists in the possibility that those sentenced to custodial sentences equal to or less than 5 years and 1 day have the right to substitute their prison sentence for the one of intensive probation, under the control of telematic monitoring, if the following requirements are met. :

a. - Which the sentence imposed on the convicted person was 5 years and 1 day of imprisonment in its minimum degree, or another less sentence.

b. - That, when discussing the interruption of the custodial sentence, the convicted person does not register another conviction for crime or simple crime.

c. - That records outstanding behavior (good or very good behavior).

d. - That, after the sentence is enforceable, he would have fulfilled one third of the custodial sentence.

VI. - Application of telematic monitoring for the victim.

Law No. 18.216 contemplates the possibility that the victim may also make use of this technology in the case of sexual crimes and domestic violence. Indeed, article 23 bis of Law No. 18.216 states that telematic monitoring will be applied, given the circumstances in which the crime was committed and, especially, the victim's protection needs, and that he must give his consent in in a previous way.

The objective is that the victim can be warned in a timely manner that the convicted person is failing to comply with the condition of not approaching her and allowing, if necessary, the police to act in order to protect her personal safety.

VII. - Definitions and Glossary of terms.

For the purposes of this annex, and without prejudice to other definitions contained in the contract, the following definitions shall apply:

a.
Warnings: information that the telematic monitoring system reports in a situation that requires priority attention. They will be classified as follows:

i)
Notices: warnings that prevent a technical incident that affects any of the components of the system and may cause the total or partial cessation of the functioning of the telematic monitoring mechanism or the loss of coverage of the location system.

ii)
Pre-alarms: warnings that realize that a person sentenced to intensive probation is close to an area of exclusion.

iii) Alarms: warnings that account for the breach of the obligation of partial seclusion contemplated in article 7 of Law No. 18,216, or any of the conditions indicated in letters a), b) and c) of article 17 ter of Law N ° 18.216, and that have been imposed in the judicial resolution that imposes the substitute sentence.

b.
High availability: operation 24 hours a day, every day of the year, of the telematic monitoring service, including recovery from natural disasters and events of force majeure and / or fortuitous event, without prejudice to the provisions of point 1.1, letter h), of section IX "Requirements of the technical offer", of this Technical Annex.

c.
APN or Access Point Name: name of an access point for GPRS that must be configured on the mobile device (either a mobile phone or a 3G MODEM) so that it can access computer networks.

d.
Exclusion area: geographical space to which the convicted person is prohibited from access by judicial decision.

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e.
Pre-exclusion area: geographical space close to an exclusion zone, determined by the Gendarmerie, for the purpose of applying preventive actions to the possibility of non-compliance with the penalty.

f.
Inclusion area: geographical space in which the convicted person is obliged to remain for a certain number of hours determined by judicial decision.

g.
Monitoring Center (CM): place where the monitoring room will be located, which will allow the follow-up of the condemned, 24 hours a day, every day of the year, through monitoring on visualization screens or another perceptible interface, which must be generated the necessary communications with the sentenced person, the victim and / or the corresponding institutions, in case of generation of warnings, leaving a record of the events that follow.

 h.
Regional Monitoring Support Center (CRRM): place where a passive monitoring center will be located, which will have the same computing and telecommunications functionalities of the Monitoring Center.

i.
Active Monitoring Center: center in permanent operation that has control of monitoring operations.

j.
Passive Monitoring Center: center that is inactive and prepared as a backup in the event that the Monitoring Center, which is active, suffers an interruption of its functions due to a catastrophe or force majeure problems.

k.
Bidirectional communication: communication, between the Monitoring Center or the Regional Monitoring Support Center and the convicted person and / or the victim, when appropriate, and can be initiated by any of them, according to what is indicated in number 2.1, letter k) , of section IX of this Technical Annex.

l.
Data center or Communications Room: place where hardware and software equipment destined for processing and databases will be located, in a network architecture of high availability, which ensures the supervision of the condemned and / or the victim.

m.
System Availability: state in which the system is able to monitor all the installed hardware and software functionalities and the necessary telecommunications for it.

n.
Telematic monitoring device or mechanism: device (s) that, in conjunction with the monitoring system, allows locating a specific person.

o.
Contractor, supplier, or "contractor" company: company or person in charge of providing the operation, maintenance and technical support of the contracted telematic monitoring service.

p.
-GPRS (General Packet Radio Service): extension of the Global System for Mobile Communications (Global System for Mobile Communications or GSM) for the transmission of data by packets.

q.
-Failure to comply with the penalty: transgression, by the convicted person, of the limits and / or conditions imposed in the judgment that established the use of a telematic monitoring system, declared by judicial resolution.

r.
- IPSEC (Internet Protocol Security): a set of protocols whose function is to ensure communications over the Internet Protocol (IP), authenticating and/or encrypting each IP packet in a data flow.

s.
- Technical feasibility certificate: document generated by the Company that gives an account of the status of the technical conditions to monitor the convicted person and / or the victim.

t.
- Corrective maintenance: services associated with the operation of the telematic monitoring service regarding the solution of faults in hardware, software and any equipment that is provided by the supplier company. These services will be applied after the detection of a fault.

u.
- Preventive maintenance: services associated with the prevention of potential failures in hardware, software and all telematic monitoring service equipment that is provided by the contractor company.

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v.
- Manuals of system operations: administrative and technical instructions, in Spanish, through which the telematic monitoring system can be operated.

w.
- Manual of resolution of problems: instruction with detailed technical procedures to solve, in a fast way, the problems of malfunction that could present the telematic monitoring system, without prejudice of the responsibility of the contractor in the resolution of the same.

y.
- Manipulations: any attempt of undue administration, attempt to discard it, opening of the box containing the receiver, physical damage to the equipment and improper removal of the device or tracking unit, which does not allow the optimal functioning of the monitoring service telematic

z.
MPBN: Mobile Packet Backbone Network.

a'.-
MPLS (Multiprotocol Label Switching): standard data transport mechanism, created by the IETF and defined in RFC 3031.

b'.-
L2TP: Layer 2 Tunneling Protocol.

c.
Operators of the telematic monitoring system: Gendarmerie officials in charge of supervising convicts and / or victims subjected to telematic monitoring, observing surveillance screens or other perceptible interface, and communicating with the victim, convicted and / or the corresponding institutions, in case of generation of warnings.

d'.-
Work order: Gendarmerie request to the winning company to proceed to perform the work in the system, among others: install, remove, support and / or replace the monitoring devices.

g '. -
Operators room: physical place where the operators will supervise the surveillance screens in the Monitoring Center.

h '.-
Equipment and telecommunications room: enclosure for the installation and exclusive use of computer racks, electrical panels of these equipment and exclusive security system located within the Monitoring Center.

i '.-
Monitoring system: set of software applications that process the information delivered by the monitoring devices.

k '.-
Remote user: user who accesses the monitoring system from a physical location other than the operator room.

l '.-
User viewer: who can only observe what happens in the system, but can not modify information, files or parameters of the monitoring system, or activate features.

m '.-
Operative user: the one who will be able to observe what happens in the monitoring system, being able to use or operate the functionalities of the system.

n '.-
Super administrator user: who can create and delete users, as well as being able to access and edit any file or variable allowed in the monitoring system.

VIII. - General description of the project to be offered.

To deliver the telematic monitoring service, the offeror must provide the technology, necessary hardware, equipment, licenses and data link to perform the functions of telematic monitoring, 24 hours, every day of the year, on the real-time location of the convicted and / or the victim within the entire national territory.

The technology to be used by the offeror for the types of sentences of partial seclution, intensive probation and mixed sentence may be different from each other, for example, "radiofrequency" (RF) and / or the use of GPS technology. The offeror may propose the combination of technologies that best meet the requirements of these Terms and Conditions.

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For purposes of the telematic monitoring service to be proposed, the offeror must consider that the Telematic Monitoring Department will be composed of:

●
Monitoring Center (active) at Rosas Street No. 1,274, second floor, Santiago, Metropolitan Region.

●
Regional Monitoring Support Center (passive) in Prat Street No. 255, Office 402, La Serena, IV Region.

IX.-Requirements of the technical offer.

The Company must consider the following essential requirements to define the technological solution in the provision of the service:

In turn, any reference to "Monitoring Center" shall be understood to be made both to the Monitoring Center located in Santiago, and to the Regional Monitoring Support Center, unless otherwise indicated or specified the opposite.

1. Telematic Monitoring Service.

1.1. Monitoring system.

The System must contemplate, as a minimum, the following:

a)
Be able to identify, in real time, the place where the convicted person is, establishing the opportune mechanisms of warnings that allow detecting the transfer or breach of the limits established by the judicial authority.

b)
Providing, in a continuous and reliable manner, accurate information about the location -in coordinates, within the Chilean geography-, where the convicted person is in the case of intensive supervised release, or his / her condition (presence or absence at home), in the case of partial seclusion.

c)
Have the necessary mechanisms to detect and notify attempts to defraud or falsify the aforementioned information.

d)
Warn when the convicted person is about to cross an inclusion zone, or to enter an exclusion zone, set judicially.

e)
Communicate immediately the incidents that, in the sense indicated in the previous letters, occur; likewise, to communicate the warnings to the competent personnel for the control of the condemned, as to all the persons considered appropriate, by any means of communication of the system.

f)
The system must be in a wesite, allowing remote users authorized by the Gendarmerie, to access the location information of the convicted person and / or the victim.

g)
The Company must make available the network architecture of the telematic monitoring system and, in particular, detail the connectivity parameters at the network level of the different stages that make up the solution and the computer security aspects, such as, for example, rules and access filters at the level of firewalls that will protect the system from intruders and attacks. You must provide the necessary hardware and software for it. In addition, it must include the necessary means for the tasks of backup and recovery of the system.

h)
The solution must allow an operation of the uninterrupted system 24 hours a day, every day of the year. Mechanisms should be considered to ensure the operational continuity of the service, which should be described in the topology of the system. To ensure this high availability, the architecture must contain as many redundant elements as necessary, both at the software and hardware level (power supplies, fans, mirrored arrays of disks, data links, etc.).

i)
The system must be able to comfortably manage a capacity of 10,000 monitored users simultaneously. It is understood by "comfortably" that the resources of processing, memory and data storage are under 70% utilization.

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j)
The software must be configurable, allowing administrators to modify the status of warnings generated by the devices.

k)
The interface of the software system must be in Spanish.

l)
Software applications should allow the hierarchy of user levels and management, through at least the following profiles:

● Operator user

● Super administrator user

m)
It must generate work orders, administer and schedule the installations, etc., in order to coordinate the installation, removal and technical support activities of the devices.

n)
Must allow to manage all events that occur, in order to keep track of them and be able to make statistics on the information generated from monitoring, accessing all the variables delivered by the system.

o)
It must allow the administrative management of the monitoring service. This tool must be able to handle accounting aspects regarding facilities, uninstallations, and replacements, such as the operation of the Monitoring Center itself

p)
The system must give full support to all the functionalities that are derived from the process diagrams, according to the technical annexes explaining the process flows associated with the telematic monitoring system.

q)
The system must offer, within its functionalities, the creation of dynamic reports, according to the needs of the Service, including:

q.1)
Statistical Reports.

●
Event log: summary report with what happened during the previous night, indicating the warnings (pre-alarms and alarms) produced. All this must be indicated with the time of occurrence, convicted involved and victim (if applicable).

●
Summary of convicts who registered warnings, separated according to the type of sentence (Partial seclution or Intensive probation).

●
Convicted in valid status in the system.

●
Convicted who registered alerts.

●
Individual report of convicts subject to night detention, who must detail the time of entry, time of departure and alerts.

●
Individual report of convicts with monitoring in exclusion zones, which should include surveillance route and alerts.

In addition, the reports should include bar, line and circular graphics, with individual and aggregate data. The report should be able to be exported to standard formats, such as Excel, PDF, Word, etc.

q.2)
Administrative reports

As indicated above, the system should allow the extraction of reports of an administrative nature, such as:

a)
List of made installations.

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b)
List of made uninstallations.

c)
List of monthly visits of preventive and corrective maintenance, made to the Monitoring Center.

d)
List of relevant warnings of the period.

 e)
List of training services developed.

f)
List of other relevant activities not contained in the foregoing and that are part of the obligations established in these Terms and Conditions.

g)
Devices in validity status in the system.

The functionalities indicated in letters m), n) and o) above, should be able to be operated by both Monitoring Centers and by the Social Rehabilitation Centers of the country.

The Company must develop applications that aim to improve processes and interoperate with other computer systems, corporate or external, in case the Gendarmerie requests it for better functioning of the telematic monitoring service.

1.2. - Service coverage.

It corresponds to the percentage of the national territory covered by the cellular mobile data network, with mapping, at the level of street names and number of addresses. It is required that the offer contemplates, independent of the percentage, coverage in all the cities of the country (currently 346).

The Company must present a detail of the coverage offered on the national territory. To do this, it must submit a list classified by region, province and communes to be covered. In addition, it must submit a map by region of Chile (including Insular Chile), identifying by color the areas of coverage offered and areas without coverage. In this one, it must be indicated if the lack of coverage corresponds to the lack of mobile data network in said area and/or to the non-mapping at the level of names of streets with numbering of addresses. The Company must deliver maps of the coverage committed in image format and, in addition, in a digital file, to be visualized in Google Earth in KML and KMZ formats.

1.3. - Maps.

The Company must present a map solution with cartographic survey at the numbering and street names level, which includes, at least, the following types of relevant places (layers):

● College, schools, kindergartens and nurseries.

● Hospitals and clinics.

● Police (a.k.a Carabineros) and Investigations Police.

● Shopping centers, supermarkets, stadiums, churches, squares and parks.

● Relevant public entities such as municipalities, public offices, etc.

The Company must detail the information given by the map in relation to the relevant places indicated in this point. To do this, it must indicate the ability to customize the maps, specifying the layers that can be superimposed on the maps that identify certain places. In addition to the foregoing, the Company must commit a frequency of updating the maps provided for the monitoring system with a periodicity of six months or less, specifically updating the cartographic survey at the level of numbering and names of streets, and those municipalities that still do not have that level of details, having as an objective to cover all the communes of the national territory. In addition, it must update with the same frequency the information of the aforementioned layers.

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1.4. - Level of service committed to the availability of the monitoring system.

It corresponds to the percentage of minutes available per year of the solution committed by the Company, that is, the state in which the system is able to monitor all the installed hardware and software functionalities, including the necessary telecommunications. The remaining minutes of non-availability (difference between 100% and the percentage of availability) will be considered as minutes per year destined for scheduled work for maintenance and updating of the system, in which an interruption of the monitoring service is required.

The Company must present a solution with an availability of at least 99.7% of the minutes available per year. This implies that on a monthly basis, the supplier company can not accumulate more than 120 minutes devoted to programmed work that implies unavailability of the monitoring service. Each scheduled work must mean less than 15 continuous minutes of unavailability of the monitoring system. Scheduled works must be authorized by the Gendarmerie and carried out preferably during the maintenance window schedule. The maintenance window should go from 3:00 PM to 8:00 PM. The authorization of the programmed works must be requested, presenting, in writing and 48 hours in advance, a work plan to the Department of Telematic Monitoring, clearly indicating:

a.
Name, national identity card (or passport), position, company, contact telephone number and email address of the engineers and / or technicians responsible for the scheduled work.

b.
Objective of the scheduled work.

c.
Scope of scheduled work, indicating which stage of the whole system affects.

d.
Start time and end of scheduled work.

e.
System unavailability time during scheduled work.

f.
Actions of return back (rollback).

It is the responsibility of the supplier company to coordinate this information with the subcontractor companies so that Gendarmerie of Chile is opportunely informed with respect to the programmed works. The breach of the service level of the monitoring system implies the collection of fines to the supplier company.

1.5. - Data Center.

The Company must have a certified Data Center to install its processing servers and the necessary databases. Said Data Center will communicate with the Monitoring Centers through a data transport network backed up with quality of service, for example: transport network with MPLS (Multiprotocol Label Switching) or its equivalent. This transport network must allow communication between the wireless data network, the Monitoring Centers, the Data Center, the Gendarmerie data backbone and the data backbone of Carabineros of Chile and/or the Chilean Investigation Police, if that corresponded All the required inputs (routers, switches, wiring, labeling, lease of links, etc.) to achieve this communication will be of the Company's cost.

1.5.1. - Data Center Certifications.

Certification means compliance with international standards, understood as those specified in North American or European standards.

It is required that the Company maintain its own or outsourced Data Center, which, at least, has the following certifications:

a)
Structured wiring.

b)
Energy backup system.

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c)
Fire protection system.

d)
Climate system.

e)
Earthing system.

1.5.2. - Data Center hardware and software specifications.

The following is a list of the minimum elements that the Company should consider in the proposed architecture for the Data Center processing and database racking equipment:

a)
Monitoring servers with their respective licenses, with exclusive dedication to the bidding system. The shared use of servers with third parties, or the virtualization of servers is not allowed.

b)
Software with the monitoring server applications and their respective licenses.

c)
Database engine software with their respective licenses.

d)
Database system with mirrored disk arrays.

e)
Hardware required for data connectivity with redundant links that allow access to the Gendarmerie data processing, database and backbone servers. The routers and connectivity configuration services, as well as the enabling and laying of cables, fibers, connectors, etc., will be the responsibility of the Company.

f)
Hardware and software of firewalls that allow to define a safe zone by means of security policies.

To ensure high availability, the architecture must contain as many redundant elements as necessary, at the software and hardware level.

For the foregoing, the Company must present the following information:

●
Identification, catalog and / or description of technical characteristics of the equipment, its components and devices.

●
Background that clearly details the operation restrictions and minimum equipment maintenance requirements.

Renewal of hardware equipment installed in Data Center the Company must replace, if necessary due to failure or obsolescence, the equipment to guarantee the operational continuity of the contracted service, a situation that will not represent any cost for the Gendarmerie of Chile.

1.6. - Encryption of information.

The Company must indicate the levels of encryption of its solution, between the devices and the monitoring system. It is required that the proponent present at least the level of encryption of the device in the air channel.

1.7. - Backups

It will be the obligation of the Company to maintain permanent backups of the database that generates the telematic monitoring service and deliver daily copies to the Gendarmerie.

Obligation of maintenance and periodic update of the Local Database

Gendarmerie of Chile will have a Local Database hosted in its own dependencies destined to the storage of all the information generated by the Telematic Monitoring System.

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The Company must ensure the historical update of the information contained in the Database that the Gendarmerie of Chile has throughout the term of this contract. The aforementioned updating process will be required every two months by the Department of Telematic Monitoring.

Once the date of termination of the contract has arrived, the Company will have 15 consecutive days to accredit the total updating of the Database with all the accumulated historical information, that is, the one that was accumulated in the Database at the beginning of the services, as well as the IFT and Trackerpal systems, in the monitoring of the sentences that to date are controlled until the end of this contract

2. Telematic Monitoring Devices

2.1. - Monitoring devices for the Condemned.

The devices used for telematic monitoring must meet the following fundamental characteristics:

a.
The device must allow the condemned to be identified unequivocally in the monitoring system.

b.
The device must reflect the convicted person's position, either in the form of coordinates or in the form of presence or absence within a specific geographical area, according to the streets to be completed. There will be areas of inclusion that will restrict the displacement and permanence of the convicted person in his home during predefined times judicially in the case of the sentence of partial seclution.

c.
The monitoring devices must be easy to install and adjust and must be equipped with a manipulation detection mechanism that is able to verify this type of events and transmit them to the Monitoring Centers. "Tampering" is considered any attempt of improper administration, attempt to discard it, opening of the box containing the receiver, physical damage to the equipment and improper removal of the device or tracking unit, which does not allow the optimal functioning of the monitoring service telematic

d.
The data transmitted must, in turn, be transferred to the Monitoring Centers through a communication system, allowing this transfer in an autonomous manner, at least every 2 minutes, being able to be configured remotely so that this transfer could be carried out in a greater or lesser time, according to the needs of the Gendarmerie.

e.
The solution must be capable of configuring a parameter that will establish the maximum distance or the radius measured from the location of the device or tracking and receiving unit, to which the condemned person may go. This value must be configurable through the programming made from the Monitoring Center.

The margin of measurement error, between the actual location of the monitored convict and the coordinates sent by the device, must be less than 24 meters.

f.
The means of transport of the location data of the convicted person is the mobile telephone network, for which the solution must consider the CELL-ID information or identifier of the cellular telephone base station to which the condemned person is connected. The Company must provide a visualization system that allows identifying, in a map, the approximate location of the convicted person.

g.
Those devices that are in permanent contact with the body of the condemned must be hypoallergenic and resistant to water, at high operational temperatures, changes in temperature, humidity and extreme conditions.

h.
Likewise, the transmitting device must comply with the maximum electric field levels allowed by the Sub-secretariat of Telecommunications (SUBTEL), so as not to generate relevant interferences with other electronic and / or telecommunications devices.

i.
The device, in conjunction with the software system, must be capable of generating different levels of warnings in real time, both when entering exclusion zones, as well as exits from inclusion zones, as well as pre-exclusion zones that allow generating pre alamas, which should, if necessary, be able to be determined remotely.

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k.
It must also allow bidirectional communication between the convicted person and the Monitoring Centers through the unit itself. This communication channel will be used to transmit warnings from the Monitoring Centers.

l.
The device in conjunction with the software system should contemplate a mechanism of conservation and retrieval of information in case of failures.

m.
The device must have an autonomous power system, information on the battery's state of charge and alert to the Monitoring Centers when the battery's charge status is low.

n.
The device, in conjunction with the software system, must transmit alerts to the Monitoring Centers when the convicted person transgresses the limits established in the sentence for their displacement or those limits established in the Gendarmerie action protocols to avoid potential rupture of the sentence.

2.2.- Device for the victim.

In addition to the characteristics mentioned above, the device for the victim must consider, in accordance with article 23 bis of Law No. 18,216, the following minimum technical requirements:

a.
Allow in the monitoring system, unequivocally, the knowledge of the location of the victim communicating its position to the Monitoring Center, when it is noticed the proximity with the condemned, according to pre-established parameters.

b.
The device, in conjunction with the software system, must allow knowledge of the victim's location within the national territory and communication of its position to the Monitoring Center, through some technological means, its combination or any other development that improve its functionality

c.
Allow bidirectional communication between the victim and the Monitoring Centers. Allow the system to emit a perceptible signal in the Monitoring Centers in case of proximity between the convicted person and the victim.

The devices to be installed in the home of the convicted person, the body of the convicted person and / or the victim, must use a wireless data transport network to communicate with the Monitoring Centers. In case of using the GPRS cellular data network, a dedicated APN should be created in the Core MPBN of the mobile operator associated with the offeror and have at least one level of data encryption, either at the device level and / or in the communication channel and/or end-to-end encryption etc. The offeror must detail their security levels throughout the communication section.

2.3. - Installation, support and removal of the devices.

It must provide a comprehensive solution to achieve the proposed objectives, considering the technical feasibility certification, installation, technical support and recovery of monitoring devices, together with Gendarmerie, throughout the national territory. This service must consider, at least:

a.-
The "technical feasibility certification", which consists in the issuance of a document, to be called the "technical feasibility certificate", which indicates the possibility of supervising the convicted person through the telematic monitoring system to be hired. In case the result is negative, said certificate must be founded.

b.-
The supply, installation and removal of the devices required for the implementation of the system, in time and form, in accordance with the requirements of these rules

c.-
Provide permanent technical support, remotely, through professional support for failures that arise in the manipulation of devices. If a solution of the damage is not possible, the supplier company will proceed to perform the repairs in person.

For the installation process of the device, the Company received the name of General of Monitoring (CLM). In the event that the sentence of partial seclusion, if required, to carry out an installation in the home of the convicted person, the supplying company must provide the necessary transportation to mobilize its staff together with the Gendarmerie official from the respective Social Reinsertion Center, all the way to the domicile of the condemned and back to the Social Reinsertion Center. The costs associated with this transport are charged to the company providing the telematic monitoring service.

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For the installation of each device:

1. - See Technical Annex "Process of analysis and analysis of technical feasibility for the installation of the telematic monitoring device".

2. - See Technical Annex "Installation process of the telematic monitoring device in the sentenced person's home".

3. - See Technical Annex "Process of installation of the telematic monitoring device to the victim".

To control compliance with the penalty:

1. - Technical annex "Process of control of the penalty of partial confinement".

2. - Technical Annex "Process of control of the sentence of intensive supervised release".

3. - Technical Annex "Process of control of the term of monitoring and removal of devices".

2.4.- Maximum response time.

The Company must provide a response time to provide technical assistance, in accordance with the provisions of the contract and this technical annex, in the national territory, namely assistance in the technical feasibility report, installation, uninstallation, replacement of the devices and technical support in case of failure.

The Company is required to commit a resolution time to provide remote technical assistance equal to or less than three hours and technical attendance in any part of Chile equal to or less than 24 hours after the Gendarmerie requests it.

3. - Maintenance of the National Monitoring Center and Regional Support Center

As part of the objective of telematic monitoring service in this contract it is required the maintenance provided by the Gendarmerie for the Telematic Monitoring Department, including, on it, the "Monitoring Center", which is address on Rosas Street #1274, second floor, Santiago, Metropolitan Region, and the Regional Support Center, located at Prat Street # 255, office 402, La Serena city, Coquimbo Region. This last center will operate in the event of any type of catastrophe or any kind of circumstances qualified by the Gendarmerie, which affect or stop the normal operation of the Monitoring Center.

The Company in the maintenance processes should consider the replacement of equipment, if necessary due to failure or obsolescence, to guarantee the operational continuity of the contracted service, a situation that will not represent any cost for Gendarmerie of Chile and that will suppose a replacement of equipment by models of better or at least the same category.

3.1.- Hardware and software of the Monitoring Center and the Regional Support Center. The Company must provide and permanently maintain the necessary technology and hardware, equipment, licenses and data link to perform the telematic monitoring functions of convicts and victims. Considering a functionality of the Monitoring Center, for 25 operators and 3 supervisors, and the Regional Support Center, for 12 operators.

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Computers for Operators

In order to administer and operate the system efficiently, Gendarmerie will make available permanently 25 personal computers (PCs) for the Monitoring Center and 12 personal computers for the Regional Support Center, all of them with 4 GB in RAM. With HD monitors, 1 Terabytes minimum, with 10/100/1000 Ethernet network card, optical mouse, high performance graphics card not integrated to motherboard and independent memory, keyboard and DVD recorder for operators connected to the system of telematic monitoring and 3 similar computers for supervisors in the Monitoring Center. Each computer should have 2 monitors with a viewing area of not less than 19 inches each. The capacity and speed of the processor must be at least three times the minimum required by the system.

The Gendarmerie of Chile may require to the Company provide maintenance, technical services, replacement in case of failure and/or obsolescence of the equipment referred to in the previous paragraph. The replacement should consider all the hardware facilities that are deemed convenient to make the task of the operators more efficient and effective, with the necessary space in their hardware, incorporating Windows operating system, Microsoft desktop software (Word, Excel and Outlook). Updateable anti-virus software should be included. All these softwares must be installed with their respective license.

Likewise, the Company must satisfy requirements related to ergonometric aspects (example: physical disposition of the equipment on the work space, comfortable seats, etc.), due to the levels of concentration and time that the operators must dedicate to this work.

- Printers.

The Gendarmerie of Chile will make available, two color printers, multifunctional basic with network connectivity, that have, at least, with scanner, that allows the digitization of sheets in letter and trade form, being the obligation of the Company the maintenance of these equipments as likewise provide the necessary input for its operation at the request of the Department of Telematic Monitoring.

- General visualization system of the Monitoring Center and Regional Support Center.

The Gendarmerie of Chile will permanently make available, for the Monitoring Center and Regional Support Center, 4 flat LED monitors, 42 inches, full HD (1920 x 1080 pixels), with PC input, HDMI input, video input component and USB connection. The Company must, in the event of faults and/or obsolescence, replace them by the same model or higher, for this they must consider that said monitors will be on 24 hours, every day of the year.

In addition, the Company must provide maintenance and replacement in case of failures and/or obsolescence of the multimedia projectors that Gendarmerie has arranged for each of the centers. In case of replacement, the Company must consider the installation and configuration of these equipments considering equipments of equal or better quality in relation to the one that is replaced.

- Telephone Center

Gendarmerie will provide an IP telephone exchange (which supports VoIP protocols H323, SIP, etc.), with their respective switches with QoS and Power over Ethernet and 70 IP annexes with viewfinder and with the option of using a headset and speed dialing capability, from the computer, through an optional softphone application. There are also four fax devices, compatible with the telephone exchange used.

The Company must provide maintenance and replacement in the event of failures and/or obsolescence of the necessary elements that make up the Telephone Center that Gendarmerie has arranged for each of the centers. In the event of replacement, the Company must consider the installation and configuration of equipment considering models of equal or better quality in relation to those that are replaced.

The Company must provide a free access line (800 line or similar) for the communication of convicts and victims to the Monitoring Center, and two annexes where the calls made to it are received. For connectivity against the PSTN, it must provide a frame with overflow capability to 5 analogous trunk lines. The service of connection to the public telephony network must be provided, subcontracting it if necessary. The cost of the calls generated from the Monitoring Center will be in charge of the Gendarmerie. In case of power failure, the telephone service must have a minimum autonomy of 15 minutes by UPS; the system and all its components must be connected to the backup electrical network provided by the generator.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Call recording system.

For voice communications, the Company must provide a system capable of recording all the communications established in the Monitoring Center, for which it must contemplate the supply and installation of a recording, editing, and reproduction and administration audio system with the following facilities:

a.
Be compatible with the monitoring system to perform the recording function.

b.
Accept connection of analog and digital audio lines for recording.

c.
Store together with the audio of each recording, the data of the calls, such as number of origin, destination number, duration of the call, date and time of the calls, etc.

d.
The call registration system must allow access to any stored call at any time.

The storage period of the audio backed up files will be at least three years.

It must provide a recording system that has a management system with, at least, the following capabilities:

a) System that has a call finder by criteria such as: duration of the call, date and time, number dialed and indication if the call is incoming or outgoing from the Monitoring Centers.

b) Recording system that has an independent workstation, compatible with the recording system, based on a complete computer system (PC, 19 '' monitor, keyboard, mouse, speakers, DVD recorder, etc.), which must have the ability to be connected via network to the recording system, and must also contain all the applications necessary to supervise, operate and configure the system directly on site.

Satellite phone system.

The Gendarmerie will provide two satellite phones for each monitoring center. It will be the duty of the Company to keep them with an active balance for 12 continuous hours in each device, to be used in emergency calls in case of catastrophe. The cost of maintaining the satellite telephone service is by the Company during the term of the contract. The balance must be available again at the end of the emergency.

Renewal of hardware equipment installed in the Monitoring Centers.

The Company must replace, if necessary due to failure or obsolescence, the equipment to guarantee the operational continuity of the contracted service, a situation that will not represent any cost for the Gendarmerie of Chile.

Support, assistance and maintenance.

Support and assistance on site.

The Company must provide support and assistance that is available on a permanent basis, this means, 24 hours every day of the year. The support should be oriented to:

a)
Support of the monitoring system.

b)
Support to the operators and supervisors of the Monitoring Center and, in general, to the Gendarmerie personnel that require it.

c)
Programming and supervision of preventive and corrective maintenance activities.

d)
Other functions to be defined during the operation of the Monitoring Center.

For these functions, regardless of the system of support and assistance that is designed, it must have an official of the Company that is available 24 hours in the active Monitoring Center, in addition to attending any possible failures, of an urgent nature or another similar requirement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Repair and replacement of equipment against failures.

The Company must consider the repair and replacement (for parts and original and new parts) of the equipment and accessories delivered as part of this service.

Deadlines for installation, replacement, removal and technical support of the devices.

a. The Gendarmerie will inform the Company of the requests for installation and/or removal or replacement of the devices, with at least 48 hours in advance of its execution. This implies that the Company must be ready within that period to attend where Gendarmerie requests it. In the event that the Company does not appear, the fines indicated in this contract will be apply.

b. In the event that the device requires technical support, the Company will have a period of 3 hours to solve the problem remotely, from when the Gendarmerie or the Company itself notifies the problem. In the event that the remote support does not solve the problem within a period of three hours, the Company must inform the Gendarmerie and the information described in letter a) of the previous paragraph will be applied.

c.- In the case of requesting the Technical Feasibility report for the installation of a Telematic Monitoring device in the domicile of the accused, the Company must have a web consultation portal, where the Gendarmerie can ask online, entering the street, the number and city of the accused for the purposes of article 23 bis of Law No. 18,216. This portal must be available 24 hours a day, every day of the year, and its result will be considered by the Gendarmerie as an official response from the Company. When gendarmerie used this portal, it must show a result of the type "Positive Installation Feasibility", "Negative Installation Feasibility" and "Feasibility Pending", in case of solve or not the coverage requirements, the reason must be indicated in those cases where the feasibility of installation comes with a negative result. In the event that the Company requires to review and validate this response online, it will have a period of 24 hours from the time of the consultation to the site.

Preventive and corrective maintenance service.

The supplier company must deliver, to the technical counterpart of the Monitoring Department, on the first business day of each month, the planning of the preventive maintenance services and a monthly report of the preventive and corrective maintenance services performed the previous month. Will be required rigorous compliance with the dates planned by the contractor.

In the case of equipment installed in the "communications room or local data center" located at the National Telematic Monitoring Center, a schedule of maintenance services must be delivered on the first labor day of each month, but it is understood that any modification of this programming should be informed and justified to the Gendarmerie staff for its previous authorization

Preventive Maintenance.

The supplier company must prepare forms for the realization of preventive maintenance services in each system. Once the maintenance work has been completed, the corresponding tests must be carried out to ensure the continuity of the service. The form must contain the following information:

●
Name of the technician who performs the maintenance service.

●
Date and time of entry or start of maintenance work.

●
Date and time of completion of maintenance work.

List of all the tasks performed, the state before maintenance and the final status after maintenance, indicating the respective observations of each task.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

For the specific case of some maintenance that considers the task of measuring values, for example, percentage of use of the File System, this must be registered in the form, which must also contain the range of values allowed for each one of them.

If there are any forms submitted by third parties, the contractor must complete the respective form for that maintenance, also attached the report of the external third party that make the maintenance, to the maintenance report that will be submitted to the Service.

Gendarmerie reserves the right to attend preventive maintenance services carried out in the field.

The Company will be responsible for updating the topology diagrams of each system in case of any modifications that could be made to that. These updates must be delivered within a period of no more than one day after the changes are made. Any maintenance work that is required to be performed and that involves a subcontractor must be supervised continuously and in person by authorized technical personnel of the contractor company. The authorization to enter the Monitoring Center to the maintenance pourpose of subcontractor personnel, must be previously requested to the Gendarmerie.

Gendarmerie will have the right to revoke the entry permit of a worker of the Company or of a subcontractor, in which case that must be explained their decision.

Likewise, Gendarmerie will have the right to ask the supplier company to replace the personnel. This will be applicable when Gendarmerie is not satisfied with the service provided by someone from the supplier company.

The supplier company will not be able to connect remotely to any of the data networks of the Monitoring Centers, without prior authorization granted by the Gendarmerie.

All access to reading, operation or modification of any system or database of the Monitoring Center or equipment installed in the Data Center, must be previously authorized by the Gendarmerie.

- Preventive Maintenance Report.

The general maintenance of the system must contemplate the aspects indicated in the Technical Annex "General requirements for the execution of maintenance services" and Technical Annex "Procedure of Preventive Maintenance of the Data Center and Monitoring Centers". For the specific maintenance of the computer systems, the provider must take as an example of a report, the "Monthly Report of Alarms and Performance of the Hardware and Software of the Monitoring Platform."

- Corrective Maintenance Report.

All equipment repairs must be executed, according to the manufacturer's original specifications.

The supplier must generate a corrective maintenance report every time an action of this nature is carried out. This report must be submitted no later than 48 hours after the failure, which must contain, at least, the following information:

●
Place, date and time.

●
Responsible for the repair procedure.

●
Fault description.

●
Cause of the malfunction.

●
Technical solutions (repair, replacement, etc.)

●
Level of the operation system after repair.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Gendarmerie reserves the right to attend corrective maintenance services carried out in the field.

Training and manuals.

It will be the exclusive responsibility of the Company to guarantee specialized training to the Telematic Monitoring Department staff (Monitoring Center and Regional Support Center) at the initial moment as well as continuously throughout the provision of the service, always in collaboration with and under the supervision of the corresponding Department.

The Company in order to maintain an adequate provision of the service must also provide initial training in the terms indicated in the previous paragraph, to 100% of the new officers hired in the period.

The provider company to ensure the proper functioning of the Telematic Monitoring System must train the Department staff as many times as it deems appropriate, coordinating with the Head of the Department the execution of the activities.

All expenses associated with the training activities shall be made by the Company, with the exception of those related to the transfer and residence of the officials to be trained.

Subjects to capacitate.

The supplier company must train the Gendarmerie personnel, in the following matters:

a.
Training of monitoring platform operators.

b.
Training of installation / uninstallation of mobile devices.

c.
Descriptive training of procedures in the use of the following elements:

●
Telephone exchange and satellite telephones.

●
Administration of the access control system.

●
Air conditioning and climate system.

●
Anti-fire system.

●
Generator and backup batteries.

In addition, the Company will provide the training and operation manuals and problem solving manuals for each of the topics specified in the previous paragraph.

Other matters to consider.

Communicative skills.

In order to achieve an efficient and persuasive skills in the use of verbal expression techniques, a diction and communication class should be considered for the operators and supervisors of the Monitoring Centers.

Conflict and crisis management.

The plan must consider the training of the operators and supervisors of the monitoring system, tending to acquire knowledge, techniques and strategies that allow minimizing the impact of any contingency, generated by emergency situations and/or crisis. This training must provide skills and abilities that allow operators to attend, promptly and professionally, emergencies that occur due to their function. The agenda for the training of communication skills, conflict management and crisis, will be agreed between the parties, Company and the Gendarmerie.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Language training and manuals.

The trainings and manuals must be delivered in Spanish. Acronyms and technical acronyms are allowed in English, which must be explained in a glossary of technical terms. In addition to the manuals delivered to each student in each course, you must submit 2 copies of quick reference manuals to solve the problems (troubleshooting) for each of the personnel to be trained. Likewise, the Company must deliver the set of backups in electronic format (PDF, WORD, etc.) in 5 replicated CDs and in a Pendrive device.

Place of capacitation.

The trainings will be carried out in dependencies provided by the Company. All the necessary materials and laboratories must be available to carry out the required training. Likewise, the contractor must consider a coffe-break (tea, coffee, mineral water, juice and cookies) of 20 minutes at mid-morning and mid-afternoon during each day of the training given.

Without prejudice to the issues outlined here, the Gendarmerie of Chile may require the Company to carry out training related to the services offered, after determining a agenda that will be agreed upon by the parties.

Training certificate.

The Company must provide a certificate of participation in each of the trainings, when the student registers an attendance greater than or equal to 80%.

4.- Finalization of the Service and migration of the operation of the Telematic Monitoring System to the new awarded company, after the termination of the contract.

Availability to develop migration process.

With the objetive of guaranteeing the full operation and continuity of the service, regardless of the Company that supports it in the future, the Company must make available to the Gendarmerie the technical documentation that details the format and order in which the devices they send the data of coordinates or any other relevant information, in order to guarantee the recognition of the new localization devices by the software of the system. For example, indicate if TCP or UDR is used, the sockets ports used the order in which it sends the coordinates and other parameters, the encryption of that data, etc

Also, starting from the beginning of the sixth month of the contract, the company must adjust the fulfillment of each of its contractual obligations to the requirements that the Gendarmerie of Chile formulates in order to allow the development of the milestones contemplated for the installation of the incoming supplier company, whichever it may be, that has been decreed by the Gendarmerie of Chile as the contractor that provides continuity to the Telematic Monitoring Service.

The Gendarmerie will have a term of six months, after the termination of the telematic monitoring service contract, to return to the Company all those monitoring devices that were installed before the start of operation of the new awardee.

Uninstallation of Infrastructure.

Both the furniture and infrastructure installed in the Monitoring Center and the Regional Monitoring Support Center for the purposes of maintenance work, will become part of Gendarmerie property, so that the Company can not withdraw them, unless Gendarmerie request it explicitly. This uninstallation will be at the Company's expense.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX: FLOW DIAGRAMS PROCESSES OF CONDENATE ON TELEMATIC MONITORING SERVICE

- Technical Annex "Application process and technical feasibility analysis for installation of telematic monitoring device".

- Technical Annex "Process of installation of telematic monitoring device in condemn home".

- Technical Annex "Process of Installation of telematic monitoring device to the victim".

- Technical Annex "Process of control of the sentence of partial seclution".

- Technical annex "Process of control of the sentence of intensive probation".

- Technical Annex "Process of control of the term of monitoring and removal of devices".

- Technical Annex "Procedure in case of catastrophe"

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL APPLICATION PROCESS AND TECHNICAL FEASIBILITY ANALYSIS FOR INSTALLATION OF TELEMATIC MONITORING DEVICE

The processes are described below, only as a referential matter, for the request and technical feasibility analysis for installation of telematic monitoring device.

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1.- Court, Prosecutor or Defender sends request for technical feasibility report to the Department of Telematic Monitoring.

2.- The Department of Telematic Monitoring analyzes the request.

3.- The Department of Telematic Monitoring enters the parameters for technical feasibility through software offered by the company and generates a report with the obtained result. If there is no immediate response, the Company initiates work to resolve feasibility, within 24 hours to validate and correct that result.

4.- The company gives the results.

5.- The Telematic Monitoring Department generates the Feasibility Report and sends it to the applicant.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

FACTIBILIDAD
Tribunales
Fiscal o Defensor
Departamento Monitoreo Telemático
Empresa
Inicio
<<solicita Informe de Factibilidad (XML/PDF o Papel)>>
Indicados en el artículo Nº9 del Reglamento de Monitoreo Telemático
Inicio
<<solicita Informe de Factibilidad>>
10 días de plazo para responder
FIN
Indicados en el punto 4.9.1 letra C de las Bases Técnicas
FIN
Analiza solicitud
SI
Ingresa Parámetros para Factibilidad (Software o modulo)
¿Hay respuesta inmediata?
SI
Procesa Informe y lo remite a Solicitante
Informa rechazo de petición
NO
Solicitante es valido?
NO
Se requiere validar con Tribunales calidad del solicitante (software de monitoreo)
POSIBLES RESPUESTAS:
1. Hay factibilidad técnica
2. No hay factibilidad
3. Pendiente de resolver
Sistema debe validar datos y la existencia de otras solicitudes para la misma causa.
Inicia trabajos para resolver (tiene 24 horas)
Emite resultados (Software o modulo)
NOTA: Se sugiere que exista solo una vía que solicite a Gendarmería los informes de Factibilidad, dado que no tenemos las herramientas para identificar si quien solicita es interviniente en la causa.
- Este proceso se aplica en caso de solicitud de traslados por parte del penado.
Funciones externas al Software de Monitoreo Telemático
Funciones del Software de Monitoreo Telemático
Propuesta de flujo, para canalizar las solicitudes a través de un solo ente.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX PROCESS OF INSTALLATION OF TELEMATIC MONITORING DEVICE IN THE DOMICILE OF CONDEMNED

The processes are described below, only as a reference for the process of installing the telematic monitoring device to condemn.

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1.- The respective tribunal sends the sentence to the respective Social Reinsertion Center.

2.- The condemn is presented in the Social Rehabilitation Center (CRS), his identity is verified and the date and time for the installation is set

3.- The Department of Telematic Monitoring (DMT) gives the installation order to the Company.

4.- The CRS and the company send their respective answers to the DMT.

5.- The Company goes to the address or Social Rehabilitation Center according to where the installation corresponds to the sentence and the device to be used.

6.- The Company performs the installation and tests. If the installation is compliant, the Company issues an installation report and begins monitoring the convicted person according to type of device and sentence

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Instalación del dispositivo al penado
Tribunales
Departamento Monitoreo Telemático
CRS
Empresa
Domicilio Penado
inicio
Envía copia de sentencia (Web Service)
Tribunal tiene 48 horas para envió a CRS
Ordena instalación de dispositivo
Inicia seguimiento
Informa instalación de dispositivo y seguimiento
FIN
¿Se presenta penado?
SI
Verificación de Identidad
Se fija fecha y hora para instalación
Ingresa datos para instalación (Software o Modulo)
Instalación del dispositivo al penado
Para RP, la fecha fijada no puede ser menor a 48 horas ni posterior a 10 días.
Para LVI la fecha fijada no puede ser inferior a 48 horas ni superior a 5 días.
Si están las condiciones, se podría instalar en el momento de presentación del penado.
Instalación en el domicilio?
NO
Realiza pruebas
NO
Instalación OK?
SI
Emite informe de instalación
SI
Instalación de dispositivos
Penado tiene 5 días hábiles para presentarse en el CRS a partir de la fecha ejecutoria.
Funciones externas al Software de Monitoreo Telemático
Funciones del Software de Monitoreo Telemático

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX INSTALLATION PROCESS OF TELEMATIC MONITORING DEVICE TO THE VICTIM

The processes are described below, only as a matter of reference for the process of installing a telematic monitoring device for the victim.

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1.- The respective tribunal sends the order to install the device to the victim.

2.- The Department of Telematic Monitoring informs the respective Social Reinsertion Center, who date the victim and verifies his identity.

3.- The Department of Telematic Monitoring gives the installation order to the Company.

4.- Company performs the installation and tests. If the installation is in done, the Company realizes an installation report and begins monitoring the victim.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Instalación de dispositivo a la victima
Tribunales
Departamento Monitoreo Telemático
CRS Coordinador Territorial Telmático
Empresa
Victima
Inicio
Envía orden de instalación
Informa a CRS
Ordena instalación de dispositivo
Inicia seguimiento
Informa instalación y seguimiento a Tribunales y CRS
FIN
Informa a Tribunales
Cita a la victima
Verificación de Identidad
Instalación de dispositivo en el CRS
Realiza pruebas
NO
Instalación OK?
SI
Emite informe de instalación
SI
NO
¿Se presenta la victima?
Funciones externas al Software de Monitoreo Telemático
Funciones del Software de Monitoreo Telemático

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX PROCESS OF CHECKING OF THE PARTIAL SECLUSION SENTENCE

The processes are described below, only as a reference for the process of controlling the sentence of partial seclution.

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1.- The Telematic Monitoring Department carries out the monitoring of convicts, if the system generates warnings or alamr it must be determined if it corresponds to transgressions associated with the condemn or system failures.

2.- The Telematic Monitoring Department reports unfullfilment to the Social Rehabilitation Center in case of failures associated with the condemn, and then it is inform to the tribunal

3.- The company solves the technical failure, it emits technical report and continues the monitoring of condemned.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Control Reclusión Parcial

Departamento Monitoreo Telemático
Penado
Empresa
CRS
Inicio
Monitorea Penados (Software de monitoreo)
Contacta al Penado
Registra Situación (Software de monitoreo)
¿Falla técnica Del dispositivo?
Informa Incumplimiento (Software o modulo)
Falla imputable a condenado?
Inicio
Sistema genera advertencias
¿Logra contacto?
Informa a Empresa
Informa falta al CRS (Software o modulo)
NO
SI
¿ingresa al área de inclusión a la hora? O ¿sale del área? O ¿Falla Técnica?
Articulo 7º Ley, define horarios de cumplimiento.
Resuelve Falla Técnica
Emite informe técnico (Software de Monitoreo Telemático)
Sistema debe generar: Avisos o Alarmas, de acuerdo a las definiciones y glosario de las bases técnicas.
Informa a Tribunales

Funciones externas al Software de Monitoreo Telemático

Funciones del Software de Monitoreo Telemático

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX PROCESS OF CHECKING OF THE INTENSIVE PROBATION SENTENCE

The processes are described below, only as a reference for the process of controlling the intensive probation sentence

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1.- The Department of Telematic Monitoring carries out the monitoring of convicts, if the system generates warnings it must be determined if it corresponds to transgressions associated with the convicted person or system failures or corresponds to a pre-alarm.

2.- The Department of Telematic Monitoring reports unfullfilment to the Social Rehabilitation Center in case of failures associated with the convicted person, and then it is inform to the tribunal. The system generates alarms, police and / or victim are contacted.

3.- Company resolves technical failure, issues technical report and continues the monitoring of convicts.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Control Libertad Vigilada Intensiva
Departamento Monitoreo Telemático
Empresa
Penado
Policías
CRS
Inicio
Monitorea Penado (Software Monitoreo Telemático)
¿Genera Alerta?
SI
NO
¿Falla Técnica?
NO
SI
Pre-alarma?
SI
Contacta al Penado
¿Logró contacto?
NO
NO <<Alarma>>
SI
Contacta Empresa Proveedora del Servicio
Falla imputable a condenado?
NO
SI
1
Contacta a Policías y/o victima
Sistema genera alarma
Indica al penado corrección del desplazamiento
1
Informa al CRS
Emite informe técnico (Software de Monitoreo Telemático)
Resuelve Falla Técnica
1
NO
¿corrige desplazamiento?
SI
Inicio
Informa a Tribunales

Funciones externas al Software de Monitoreo Telemático

Funciones del Software de Monitoreo Telemático

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX CHECKING PROCESS OF TERMINATION OF MONITORING AND REMOVAL OF DEVICES

The processes are described below, only as a reference for the process of terminating the monitoring and removal of devices.

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1. The respective Social Reinsertion Center informs the condemned and Telematic Monitoring Department of the term of sentence, sets the date and time for removal of devices.

2. The Department of Telematic Monitoring finishes monitoring the convicted and/or victim and orders the removal of the device from the Company.

3. The Company proceeds to the recovery of the device in the corresponding place, prepares a technical report of the recovery results and sends it to the Telematic Monitoring Department.

4.- The Social Reintegration Center, informs the Tribunal of compliance and terminates the follow-up.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Término de seguimiento y retiro de dispositivos
Empresa
Departamento Monitoreo Telemático
CRS
Retira dispositivos en casa del penado y/o victima
NO
Retiro en CRS?
SI
Asiste al CRS para retiro de dispositivo
Elabora informe técnico de resultados del retiro
Remite informe a Depto. Monitoreo Telemático
Finaliza seguimiento
Ordena retiro a empresa proveedora
Informa término de seguimiento y retiro
Inicio
Informa al penado término de condena (1 mes antes)
Fija fecha y hora para retiro de dispositivos
Informa retiro de dispositivos Depto. Monitoreo
Informa a tribunales cumplimiento y termino de seguimiento
FIN
Funciones externas al Software de Monitoreo Telemático
Funciones del Software de Monitoreo Telemático

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX PROCESS OF CONTROL IN THE EVENT OF A DISASTER

The processes are described below, only as a reference for the control process during a catastrophe.

To facilitate the description, the internal units of the Monitoring Department have been considered as a single unit.

1.- The Telematic Monitoring Department in the event of a catastrophe calls the head of the Regional Monitoring Center and the Company by telephone.

2.- The Regional Monitoring Center active Protocol, if there is a system available, monitoring is started, if there is no available system, the Company is contacted who must proceed with the activation of the Regional Monitoring Center and the recovery of the Telematic Monitoring Department.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Catastrofe
Departamento Monitoreo
Responsable Regional
Empresa Proveedora
Inicio
¿Catastrofe?
NO
Funcionamiento normal de Monitoreo
SI
Penados y Carabineros
<<Llama por teléfono>>
Llama a Responsable del Centro de Monitoreo Regional
Jefe Técnico o de CRS nombrado por Resolución
Empresa Proveedora
¿Logra tomar contacto?
NO
NO
SI
Debe considerar a lo menos
-Convocatoria al equipo de Trabajo.
-Tiempos involucrados en Presentación en el lugar, Encendido, etc.
-Esperar contacto de la Empresa proveedora del Servicio.
-Pruebas de activación.
Activa Protocolo
¿Sistema disponible?
SI
Continua monitoreo
NO
Contacta Empresa Proveedora
¿Logra tomar contacto?
SI
Activación sección monitoreo respaldo
Activa Protocolo
Trabajos de recuperación sitio central
NO
¿Recupera sitio?
SI
Informe técnico de situación
Envía Informe a Depto. Monitoreo
Fin

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

TECHNICAL ANNEX REFERENTIAL PROJECTIONS: BENEFITS, CONTRACT, DIRECT TREATMENT AND SERVICE OF TELEMATIC MONITORING OF CONDEMNED (OCTOBER 18, 2017 - OCTOBER 18, 2018)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Signature of technical annexes:

National Director of gendarmerie of Chile	Legal Representative of the Company

Mr. Jaime Rojas Flores	Mr. Diego Peralta Valenzuela

C.I N° 9.155.944-7	C.I N° 5.009.310-7

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